                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4786
                                                      --------

                             Ariel Investment Trust
                             ----------------------
               (Exact name of registrant as specified in charter)

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                     (Address of principal executive office)

                        Sheldon R. Stein or Erik D. Ojala
                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                     (Name and address of agent for service)

                                 with a copy to:

                                   Arthur Don
                                Seyfarth Shaw LLP
                              55 East Monroe Street
                                   Suite 4200
                             Chicago, Illinois 60603

       Registrant's telephone number, including area code: (312) 726-0140
                                                           --------------

                      Date of fiscal year end: September 30
                                               ------------
                    Date of reporting period:  March 31, 2005
                                               --------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1)

[ARIEL MUTUAL FUNDS LOGO]


[THE PATIENT INVESTOR(R) LOGO]
SLOW AND STEADY WINS THE RACE

SEMI-ANNUAL REPORT
MARCH 31, 2005

ARIEL FUND
ARIEL APPRECIATION FUND
ARIEL PREMIER BOND FUND

INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

INVESTORS SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, POTENTIAL RISKS, MANAGEMENT FEES, AND CHARGES AND EXPENSES OF THE ARIEL MUTUAL FUNDS BEFORE INVESTING. THE CURRENT PROSPECTUS FOR THE ARIEL MUTUAL FUNDS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. INVESTORS MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY CALLING OR WRITING OUR DISTRIBUTOR. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. (C)MAY 2005, ARIEL DISTRIBUTORS, INC., 200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601. 800-292-7435.


Ariel Investment Trust
P.O. BOX 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com

TABLE OF CONTENTS

The Patient Investor           2

Value Company Updates          4

Value Company in Focus         6

Statistical Summaries          7

Semi-annual Report             9

[GRAPHIC]

TURTLE TALK

I AM SELF-EMPLOYED AND WOULD LIKE TO START SAVING FOR RETIREMENT. DO YOU HAVE ANY SUGGESTIONS?

One option to consider would be opening a Simplified Employee Pension (SEP) IRA. A SEP IRA has higher annual contribution limits than other IRAs. Like a Traditional or Roth IRA, you can make an individual contribution of $4,000 ($4,500 if age 50 and over) for 2005. As your own employer you can also contribute up to 25% of your compensation or $42,000, whichever is less. A SEP IRA allows you to take advantage of tax-deferred growth and is subject to Traditional IRA rules.

I WOULD LIKE TO CONTRIBUTE REGULARLY TO MY ARIEL ACCOUNT. WHAT IS THE BEST WAY TO DO THIS?

Enrolling in our Automatic Investment Program is an easy way to contribute regularly to your Ariel account by designating a specific dollar amount (at least $50) to be invested each month. Contributions are withdrawn automatically from either your bank account or paycheck. Ariel's Automatic Investment Program is a great way to "pay yourself first" and help you stick to your savings goals. You can start your Automatic Investment Program today by visiting arielmutualfunds.com.

If you have questions about investing, please contact us at email@arielmutualfunds.com or call an Ariel Investment Specialist at 1-800-292-7435, OPTION 4.

NOT PART OF THE SEMI-ANNUAL REPORT

[THE PATIENT INVESTOR(R) LOGO]

MARCH 31, 2005                                     SLOW AND STEADY WINS THE RACE

[GRAPHIC]

"Just like our take on the current market environment, we often find ourselves embracing the unconventional view."

DEAR FELLOW SHAREHOLDER: For the three months ending March 31, 2005, Ariel Fund managed a relatively flat -0.32% return while the similarly styled Russell 2500 Value Index lost -2.12%. Although slightly negative, Ariel Fund's first quarter showing is noteworthy given a particularly difficult market environment--one which the April 10, 2005 issue of THE NEW YORK TIMES characterized as "the quarter when nothing worked." Although Ariel Fund was relatively insulated from the market's wreckage, the broader market was not so fortunate. This is evidenced by the fact that the 6,852 U.S. diversified equity funds tracked by Lipper, Inc. averaged a -2.52% loss in this first quarter and all but two of the broader stock market indices ended the period under water.

Interestingly, the Russell Midcap Value Index was one of them. It managed to eke out a +0.78% gain with the help of surging commodity prices--particularly oil. Minus its hefty 32% weighting in the capricious commodity-related sectors (i.e. Energy, Utilities and Materials & Processing), the Russell Midcap Value Index would have declined by -2.80%. This puts Ariel Appreciation Fund's -2.69% return in perspective given our conscious avoidance of those unpredictable areas. In recent periods, where commodities have juiced mid-cap benchmark returns, we know our historic bias towards high quality brands and franchises has penalized our results. But rather than feeling discouraged, we are more and more convinced that oil cannot keep greasing the skids forever. When we read lists like the BUSINESSWEEK 50--a compilation of the market's best performers--and notice that six out of the top ten profit kings are energy companies, our contrarian sensitivities are heightened. Similarly, while so many others may feel despair in the face of declining profits, a weak dollar, $2 gas, inflation and now regular interest rate hikes, we see a day--not too far in the future--when great bargains will be at hand.

LESSONS FROM ORWELL

Just like our take on the current market environment, we often find ourselves embracing the unconventional view. This fact recently led us to re-read George Orwell's famous novel 1984. Interestingly, 2004 marked the 20th anniversary of the then futuristic year in which the avant-garde book was set. As we contemplated the significance of this recent milestone, we were struck by the fact that the book's sophisticated premise remains directly applicable to American business today. More specifically, fifty-six years after first being published, 1984 reinforces our deep-seated belief that independent thinking is of great import to civilization, and yet, increasingly hard to find.

As you may know, in the story, Orwell depicts an absurd world where truth is turned inside-out, and in order to survive citizens must capitulate to society's nonsense. These oxymoronic truisms are evidenced by an often-quoted mantra used to stamp out original thought and ensure doubt: "War is peace. Freedom is slavery. Ignorance is strength." In Orwell's world, government orthodoxy called for "not thinking" which was expressed in a specially developed language called "Newspeak" aimed "to narrow the range of thought." In the orchestrated environment of 1984, thinking was too individual an act to be tolerated. And since being a minority--be it in opinion, thought or actions--was considered subversive and insane, independent and original thought was considered a crime. Of course, the omnipotent Big Brother was both judge and juror. This fictitious dictator was always watching. His intentions were carried out by the merciless "Thought Police." And he ruled based upon the basic belief that "human beings are not fit to govern themselves..."

[GRAPHIC]

                         "...WE HAVE ALWAYS HELD A MOST
                         BASIC BELIEF THAT THE ONLY WAY
                          TO EARN ABOVE AVERAGE RESULTS
                            IS TO HAVE THE COURAGE TO
                           STAND OUT FROM THE CROWD."

[GRAPHIC]

Our adult reactions to 1984 sparked serious concerns about the pervasive and very negative "group think" the business community and its leadership face today. Admittedly, egregious behavior has occurred--although very public, these instances are still more of an anomaly than the norm. The wrongdoing of a few has unleashed a rampant anti-business furor overtaking the country. As a result, the general population seems to be drawing conclusions that no business leader can be trusted. Broad consensus and exaggerated suspicion are dangerous and creating an overly regulated and restricted American business landscape. Few would disagree that punishing criminals is important. But in our view, an overreaction also punishes those with good intentions and leaves significantly less time for management to focus on building great businesses. Additionally, as investors, we have always held a most basic belief that the only way to earn above average results is to have the courage to stand out from the crowd. As Winston Churchill once said, "Kites rise highest against the wind, not with it." After re-reading 1984, we were reminded that independent thinking as a theory is relatively easy to embrace. Practicing it is another matter altogether.

PORTFOLIO COMINGS AND GOINGS

With undervalued smaller companies so hard to find, we did not purchase any new securities for Ariel Fund during the quarter. That said, given rising smaller company valuations, we exited our positions in Graco Inc. (NYSE: GGG), a fluids handling equipment manufacturer, and California-based Longs Drug Stores Corporation (NYSE: LDG) when both companies reached our private market value estimates.

In contrast to the dearth of smaller cap ideas, high quality mid-cap bargains proved easier to find. Accordingly, we purchased three new stocks for Ariel Appreciation Fund during the quarter: financial guarantor, Ambac Financial Group, Inc. (NYSE: ABK); tax preparer, H&R Block, Inc. (NYSE: HRB); and automotive systems manufacturer, Johnson Controls, Inc. (NYSE: JCI). Meanwhile, we sold PHH Corporation (NYSE: PHH) when the mortgage lender was spun off from long-time business services holding Cendant Corporation (NYSE: CD); as well as Toronto Dominion (NYSE: TD), whose shares we received as a result of its 51% purchase of current holding Banknorth Group, Inc. Lastly, we eliminated our position in Bermuda-based insurer, XL Capital Ltd. (NYSE: XL) after losing faith in the company's management against a backdrop of declining business fundamentals.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

/s/ John W. Rogers, Jr.             /s/ Mellody Hobson

JOHN W. ROGERS, JR.                 MELLODY HOBSON
Chairman and CEO                    President

VALUE COMPANY UPDATES

ARIEL FUND


[JONES LANG LASALLE(SM) LOGO]

JONES LANG LASALLE INCORPORATED (NYSE: JLL)
200 E. Randolph Drive
Chicago, IL 60601
312-782-5800
www.joneslanglasalle.com

Jones Lang LaSalle is one of the leading real estate services and money management firms in the world with a property and corporate facilities management portfolio spanning 835 million square feet. The company has benefited from recovering real estate markets around the world as well as a general increase in appetite for real estate as an investment. As a result, the company's major geographies, North America, Europe and Asia/Pacific, generated improved operating results as did its investment management business. In response to strong performance, last year's earnings per share jumped to $2.22 from $1.12 in 2003.

We expect meaningful revenue growth to continue as the real estate recovery progresses globally. In particular, Europe, which accounts for almost 40% of the company's revenues, is demonstrating increased profitability and margins. Leasing activity is expanding in France and England and growth markets, like Russia, Italy and Spain, are showing momentum. The company is also investing in key geographies like China, which is rich in untapped opportunity.

Mirroring its improving fundamentals, Jones Lang LaSalle's stock returned over 80% last year. As of March 31, 2005, the company traded at $46.65. Recently, the stock price declined due to what we believe is a market overreaction to delays in deal closings in Europe. As a result, we are increasing our position based on improving real estate markets, a strong competitive position, excellent management, a strong balance sheet and a reasonable valuation.

ARIEL FUND / ARIEL APPRECIATION FUND


[OMNICARE LOGO]

OMNICARE, INC. (NYSE: OCR)
1600 RiverCenter II
100 East RiverCenter Boulevard
Covington, KY 41011
859-392-3300
www.omnicare.com

Serving over one million residents at nursing homes, assisted living communities, and other institutional health-care settings, Omnicare is a dominant provider of pharmacy services to long-term care facilities. The company has several competitive advantages, including: one of the safest, most cost-effective drug therapies for the elderly; an extensive geriatric database; significant cash flow and tremendous knowledge of the current regulatory and reimbursement environment. Combined with favorable demographic trends and increasing pharmaceutical use from an aging population, we believe Omnicare is well-positioned for growth.

Since mid-2004, the company has been awaiting Federal Trade Commission approval for the acquisition of NeighborCare, a pharmacy services competitor. This would broaden Omnicare's reach, bolster its client base and add firepower to its leverage with pharmaceutical companies--ultimately enhancing its ability to provide a low-cost, high-service model.

Unfortunately, ambiguity plagues the industry due to uncertainty regarding Medicare reimbursement for the new drug benefit--effective next January. Omnicare's leadership has steered the company successfully through previous challenging reimbursement environments and we remain confident in their capabilities in a changing Medicare reimbursement arena. Trading at $35.45 as of March 31, 2005, Omnicare represents a compelling value to our private market value estimate of $46.

ARIEL APPRECIATION FUND


[H&R BLOCK LOGO]

H&R BLOCK, INC. (NYSE: HRB)
4400 Main Street
Kansas City, MO 64111
800-829-7733
www.hrblock.com

Tax preparation giant, H&R Block, also owns subsidiaries providing financial, mortgage, and business products and services. As a result, it is the only key player offering a full range of software, online and in-office tax solutions, combined with personalized financial advice about retirement savings, home ownership and mortgage origination capabilities.

H&R Block's greatest competitive advantage remains its extensive tax franchise started 50 years ago by Henry and Richard Bloch. Today, with 12,000 locations worldwide, H&R Block is the McDonald's of the tax industry. Despite last year's disappointing 3% decline in retail tax clients--22 million customers is still something to brag about. This company literally dominates Main Street America, involved with 1 out of every 7 tax returns. Its enormous client base affords H&R Block tremendous opportunity to cross-sell its other products and services--ultimately providing customers with a comprehensive financial solution.

The investment community has concerns with the tax industry's increasing competitiveness, and we believe underestimates the potential of H&R Block's mortgage business. In our view, H&R Block is an excellent brand with disciplined leadership focused on revitalizing the business, strengthening the balance sheet and increasing shareholder value. Last year, the company increased its dividend for the seventh consecutive year. As of March 31, 2005, the stock traded at $50.58 per share, a 27% discount to our $70 estimation of private market value.

[YUM! LOGO]

YUM! BRANDS, INC. (NYSE: YUM)
1441 Gardiner Lane
Louisville, KY 40213
Phone: 502-874-8300
www.yum.com

With 33,000 restaurants in more than 100 countries, YUM! Brands, Inc. is the world's largest quick service restaurant company. YUM! boasts an impressive portfolio of brands: KFC, Pizza Hut, Taco Bell, Long John Silver's and A&W All-American Food Restaurants--each a mainstay in the industry.

In the past few years, the company has revitalized its domestic business and developed a well-executed international strategy. In the U.S., Taco Bell and Pizza Hut have demonstrated solid same store sales driven by operational improvements, new menu items and successful marketing strategies, like Taco Bell's "Think Outside the Bun" campaign. On the international front, KFC has a strong franchise in China, a country with significant growth opportunities and a population of 1.3 billion people. Asian consumers tend to prefer chicken over beef, another competitive advantage for KFC. Additionally, YUM! experienced solid performance in many other international markets, including the UK, Southeast Asia and Latin America.

The management team strengthened the franchise through two programs designed to improve the restaurant experience: Customer Mania focuses on improving customer service; and CHAMPS instituted a grading system for operational basics like Cleanliness, Hospitality, Accuracy, Maintenance, Product Quality and Speed. Efforts are paying off--as of March 31, 2005, YUM! traded at $51.81, just under our estimate of the company's private market value.

VALUE COMPANY IN FOCUS

ARIEL APPRECIATION FUND

[JOHNSON CONTROLS LOGO]

JOHNSON CONTROLS, INC. (NYSE: JCI)
5757 N. Green Bay Avenue
Milwaukee, WI  53201
414-524-1200
www.johnsoncontrols.com

Johnson Controls is a global leader in automotive systems and batteries as well as control systems--including facilities management and security, heating and air conditioning systems for commercial buildings. Seventy-seven percent of the company's revenue is generated through its automotive segment; the remainder is derived through the controls business. Despite the cyclical nature of the automotive industry, Johnson Controls has an impressive track record--58 consecutive years of revenue growth and 14 consecutive years of profitability improvement.

STRONG COMPETITIVE POSITION

Today, Johnson Controls is the world's largest supplier of automotive batteries as well as one of the leading automotive seating and interior systems suppliers. Its scope and scale enable the company to meet customer needs at economical prices. As a result, the company has formed many critical long-term relationships--including Toyota, Honda, DaimlerChrysler, Ford and General Motors--creating important barriers to entry. By strategically maintaining a diversified customer base, Johnson Conrols has limited its dependence on domestic automakers. Additionally, Johnson Controls is a global market leader in commercial building systems, generating $6 billion in revenue in fiscal 2004.

COMMITMENT TO QUALITY IN PRODUCTS AND PARTNERSHIPS

The company's depth of industry experience along with its investments in research and development have resulted in a strong and differentiated product portfolio in terms of quality, service, technology and price. Customers can rely on Johnson Controls as a one-stop-shop for all of their seating and interior systems as well as their battery requirements, which is essential as auto manufacturers consolidate suppliers. Johnson Controls also continues its active and visible commitment to employee and supplier diversity. The company has received national recognition for its best-in-class practices by numerous organizations, including General Motors and recently, it received the U.S. Black Engineer Supplier Diversity Award.

COMPELLING VALUATION

Johnson Controls focused leadership has proven sustainable growth is possible in an industry lacking consistency and predictability. Unfortunately, the company's stock price has fallen due to concerns over slowing automobile demand; rising raw material prices; and uncertainty facing domestic auto manufacturers. In our view, these are surmountable issues. Johnson Controls is a formidable competitor and should benefit from its relationships with foreign auto manufacturers and a diversification of revenue sources. As of March 31, 2005, the company's stock traded at $55.76, a 33% discount to our $84 estimate of the company's intrinsic worth.

ARIEL FUND STATISTICAL SUMMARY (ARGFX)                MARCH 31, 2005 (UNAUDITED)

                                                                       EARNINGS PER SHARE             P/E CALENDAR
                                                                   ---------------------------  -------------------------
                                                    52-WEEK RANGE    2003     2004     2005      2003     2004    2005     MARKET
                                 TICKER   PRICE     -------------   ACTUAL   ACTUAL  ESTIMATED  ACTUAL   ACTUAL ESTIMATED   CAP.
COMPANY                          SYMBOL   5/2/05    LOW     HIGH   CALENDAR CALENDAR CALENDAR    P/E      P/E      P/E     ($MM)
Interface, Inc.                  IFSIA     5.95     5.70    10.84    (0.31)    0.02     0.36       NM    297.5     16.5      314
Littelfuse, Inc.                  LFUS    27.21    26.38    44.21     0.70     1.59     1.50     38.9     17.1     18.1      612
Journal Register Co.              JRC     15.95    15.44    20.96     1.18     1.24     1.17     13.5     12.9     13.6      670
Horace Mann Educators Corp.       HMN     16.81    14.92    19.30    (0.06)    1.05     1.65       NM     16.0     10.2      719
Bob Evans Farms, Inc.             BOBE    21.09    19.91    31.84     2.05     1.22     1.32     10.3     17.3     16.0      744
S&T Bancorp, Inc.                 STBA    33.92    28.27    38.60     1.94     2.03     2.21     17.5     16.7     15.3      902
Sotheby's Holdings, Inc.          BID     16.44    12.75    19.24    (0.24)    0.55     0.72       NM     29.9     22.8    1,055
Matthews International Corp.      MATW    35.34    28.10    38.48     1.38     1.75     1.88     25.6     20.2     18.8    1,138
Chittenden Corp.                  CHZ     25.34    22.64    30.36     1.66     1.63     1.76     15.3     15.5     14.4    1,176
Jones Lang LaSalle Inc.           JLL     38.03    22.00    48.45     1.22     2.27     2.50     31.2     16.8     15.2    1,289
Greater Bay Bancorp               GBBK    25.64    22.45    32.51     1.62     1.59     1.53     15.8     16.1     16.8    1,308
Invacare Corp.                    IVC     41.63    39.11    52.32     2.25     2.40     2.88     18.5     17.3     14.5    1,311
Radio One, Inc.                  ROIAK    13.09    12.88    19.25     0.32     0.40     0.49     40.9     32.7     26.7    1,384
Anixter International Inc.        AXE     37.43    28.18    39.35     1.24     1.69     2.12     30.2     22.1     17.7    1,411
Waddell & Reed Financial, Inc.    WDR     17.24    16.51    24.46     1.13     1.25     1.15     15.3     13.8     15.0    1,443
Brady Corp.                       BRC     29.80    18.14    35.70     0.77     0.89     1.61     38.7     33.5     18.5    1,463
Sybron Dental Specialties, Inc.   SYD     37.34    25.76    38.55     1.51     1.67     1.86     24.7     22.4     20.1    1,490
American Greetings Corp.           AM     22.73    19.09    28.16     1.35     1.84     1.66     16.8     12.4     13.7    1,566
DeVry Inc.                         DV     22.68    13.00    29.88     0.79     0.57     0.48     28.7     39.8     47.3    1,594
Valassis Communications, Inc.     VCI     35.28    27.48    38.08     2.03     1.89     1.93     17.4     18.7     18.3    1,785
Lee Enterprises, Inc.             LEE     41.39    40.90    49.83     1.79     1.99     2.06     23.1     20.8     20.1    1,875
Steelcase, Inc.                   SCS     13.09    11.09    14.65    (0.05)    0.00     0.36       NM       NM     36.4    1,944
IDEX Corp.                        IEX     38.85    29.20    42.13     1.25     1.68     2.03     31.1     23.1     19.1    1,977
Herman Miller, Inc.               MLHR    28.10    21.95    32.00     0.43     0.74     1.12     65.3     38.0     25.1    1,978
Andrew Corp.                      ANDW    12.36     9.30    21.08     0.29     0.49     0.60     42.6     25.2     20.6    1,990
Certegy Inc.                      CEY     36.38    32.35    39.73     1.55     1.71     1.81     23.5     21.3     20.1    2,274
Harte-Hanks, Inc.                 HHS     28.80    22.51    29.48     0.97     1.11     1.28     29.7     25.9     22.5    2,436
HCC Insurance Holdings, Inc.      HCC     36.04    27.53    39.25     2.23     2.37     3.20     16.2     15.2     11.3    2,516
Sky Financial Group, Inc.         SKYF    26.30    23.00    29.25     1.76     1.77     1.72     14.9     14.9     15.3    2,764
J.M. Smucker Co.                  SJM     49.58    40.80    53.12     2.33     2.58     2.80     21.3     19.2     17.7    2,895
Janus Capital Group Inc.          JNS     13.15    12.60    16.96     0.87     0.60     0.46     15.1     21.9     28.6    2,984
A.G. Edwards, Inc.                AGE     39.41    31.09    45.70     1.97     2.35     2.85     20.0     16.8     13.8    2,995
Hasbro, Inc.                      HAS     18.88    16.90    21.50     0.98     1.08     1.18     19.3     17.5     16.0    3,366
Markel Corp.                      MKL    344.30   266.50   373.00     9.56    15.77    23.87     36.0     21.8     14.4    3,374
Omnicare, Inc.                    OCR     35.05    25.05    44.00     2.01     2.33     2.60     17.4     15.0     13.5    3,680
ServiceMaster Co.                 SVM     13.02    11.12    13.90     0.54     0.59     0.68     24.1     22.1     19.1    3,803
Energizer Holdings, Inc.          ENR     56.69    37.10    61.64     2.74     3.48     3.78     20.7     16.3     15.0    4,008
Neiman Marcus Group, Inc.         NMGA    92.96    47.48   100.98     3.24     4.79     5.20     28.7     19.4     17.9    4,546
ARAMARK Corp.                     RMK     24.93    21.18    29.05     1.29     1.42     1.60     19.3     17.6     15.6    4,605
McCormick & Co., Inc.             MKC     34.79    32.17    39.14     1.41     1.55     1.74     24.7     22.4     20.0    4,704
IMS Health Inc.                    RX     24.05    20.16    26.36     1.03     1.21     1.34     23.3     19.9     17.9    5,471
Caesars Entertainment, Inc.       CZR     20.05    12.01    21.40     0.49     0.71     0.79     40.9     28.2     25.4    6,312
Fisher Scientific International
 Inc.                             FSH     59.42    52.24    64.95     2.36     2.99     3.72     25.2     19.9     16.0    7,124

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Radio One estimates are before depreciation and amortization. Energizer, Harte-Hanks and ServiceMaster's estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of May 2, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and May 2, 2005 stock price. NM=Not Meaningful.

ARIEL APPRECIATION FUND STATISTICAL SUMMARY (CAAPX)   MARCH 31, 2005 (UNAUDITED)

                                                                         EARNINGS PER SHARE             P/E CALENDAR
                                                                   -----------------------------  -------------------------
                                                    52-WEEK RANGE    2003     2004       2005      2003     2004    2005     MARKET
                                 TICKER   PRICE     -------------   ACTUAL   ACTUAL    ESTIMATED  ACTUAL   ACTUAL ESTIMATED   CAP.
COMPANY                          SYMBOL   5/2/05    LOW     HIGH   CALENDAR CALENDAR   CALENDAR    P/E      P/E      P/E     ($MM)
Certegy Inc.                      CEY     36.38    32.35    39.73     1.55     1.71       1.81     23.5     21.3     20.1    2,274
Harte-Hanks, Inc.                 HHS     28.80    22.51    29.48     0.97     1.11       1.28     29.7     25.9     22.5    2,436
TD Banknorth Inc.                 BNK     31.03    24.35    32.35     2.18     2.28       2.49     14.2     13.6     12.5    2,849
Janus Capital Group Inc.          JNS     13.15    12.60    16.96     0.87     0.60       0.46     15.1     21.9     28.6    2,984
McClatchy Co.                     MNI     71.16    67.14    76.05     3.10     3.37       3.57     23.0     21.1     19.9    3,316
Omnicare, Inc.                    OCR     35.05    25.05    44.00     2.01     2.33       2.60     17.4     15.0     13.5    3,680
ServiceMaster Co.                 SVM     13.02    11.12    13.90     0.54     0.59       0.68     24.1     22.1     19.1    3,803
CenturyTel, Inc.                  CTL     31.14    28.30    35.54     2.39     2.40       2.29     13.0     13.0     13.6    4,139
Dun & Bradstreet Corp.            DNB     63.01    50.97    65.00     2.54     2.89       3.44     24.8     21.8     18.3    4,322
ARAMARK Corp.                     RMK     24.93    21.18    29.05     1.29     1.42       1.60     19.3     17.6     15.6    4,605
Equifax Inc.                      EFX     34.54    22.60    34.79     1.48     1.61       1.70     23.3     21.5     20.3    4,663
Mohawk Industries, Inc.           MHK     77.60    68.89    94.72     4.62     5.46       6.09     16.8     14.2     12.7    5,191
Interpublic Group of Cos., Inc.   IPG     12.70    10.47    15.98     0.56    (1.27)(e)   0.53     22.7       NM     24.0    5,371
IMS Health Inc.                    RX     24.05    20.16    26.36     1.03     1.21       1.34     23.3     19.9     17.9    5,471
Black & Decker Corp.              BDK     84.32    54.44    89.88     3.96     5.40       6.67     21.3     15.6     12.6    6,762
Fisher Scientific International
 Inc.                             FSH     59.42    52.24    64.95     2.36     2.99       3.72     25.2     19.9     16.0    7,124
T. Rowe Price Group, Inc.         TROW    55.13    43.83    63.52     1.77     2.51       2.97     31.1     22.0     18.6    7,178
Ambac Financial Group, Inc.       ABK     66.94    62.20    84.73     5.54     6.31       6.86     12.1     10.6      9.8    7,290
MBIA Inc.                         MBI     53.20    49.07    65.21     4.80     5.25       5.69     11.1     10.1      9.3    7,320
Mattel, Inc.                      MAT     17.90    15.94    21.64     1.25     1.21       1.30     14.3     14.8     13.8    7,459
H&R Block, Inc.                   HRB     49.83    44.16    55.86     2.69     3.22       3.59     18.5     15.5     13.9    8,232
Clorox Co.                        CLX     63.37    48.90    66.04     2.40     2.71       3.12     26.4     23.4     20.3    9,715
SunGard Data Systems Inc.         SDS     33.80    22.40    34.86     1.26     1.41       1.79     26.8     24.0     18.9    9,755
Northern Trust Corp.              NTRS    45.49    38.40    49.43     1.96     2.32       2.60     23.2     19.6     17.5    9,944
Pitney Bowes Inc.                 PBI     45.15    40.62    47.50     2.41     2.54       2.69     18.7     17.8     16.8   10,403
Johnson Controls, Inc.            JCI     55.33    49.57    63.98     3.72     4.21       4.87     14.9     13.1     11.4   10,574
Tribune Co.                       TRB     37.99    37.04    48.97     2.21     2.24       2.32     17.2     17.0     16.4   12,043
YUM! Brands, Inc.                 YUM     47.17    35.04    53.56     2.06     2.36       2.63     22.9     20.0     17.9   13,665
Omnicom Group Inc.                OMC     83.94    66.43    91.48     3.59     3.89       4.42     23.4     21.6     19.0   15,420
Franklin Resources, Inc.          BEN     68.51    46.85    73.54     2.20     3.21       3.75     31.1     21.3     18.3   17,155
Accenture Ltd                     ACN     21.97    21.04    28.10     1.05     1.30       1.45     20.9     16.9     15.2   20,155
Cendant Corp.                      CD     20.11    18.71    23.83     1.41     1.78       1.42     14.3     11.3     14.2   21,216
Baxter International Inc.         BAX     36.88    28.20    37.18     1.85     1.77       1.92     19.9     20.8     19.2   22,858
St. Paul Travelers Cos., Inc.     STA     35.98    30.23    41.75     2.55     4.20       4.21     14.1      8.6      8.5   24,233
MBNA Corp.                        KRB     19.80    18.28    29.01     1.79     2.06       2.07     11.1      9.6      9.6   25,296
Schering-Plough Corp.             SGP     20.94    15.45    21.59     0.31    (0.01)      0.30     67.5       NM     69.8   30,887
Carnival Corp.                    CCL     48.82    40.05    58.98     1.57     2.22       2.71     31.1     22.0     18.0   30,996

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of May 2, 2005 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and May 2, 2005 stock price. NM=Not Meaningful.

(e) The company does not report 2004 earnings until after May 2, 2005. Ariel Capital Management, LLC estimate is therefore used.

                                                              SEMI-ANNUAL REPORT


                                                      MARCH 31, 2005 (UNAUDITED)


                  ARIEL FUND   ARIEL APPRECIATION FUND   ARIEL PREMIER BOND FUND

INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

INVESTORS SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, POTENTIAL RISKS, MANAGEMENT FEES, AND CHARGES AND EXPENSES OF THE ARIEL MUTUAL FUNDS BEFORE INVESTING. THE CURRENT PROSPECTUS FOR THE ARIEL MUTUAL FUNDS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. INVESTORS MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY CALLING OR WRITING OUR DISTRIBUTOR. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY. (C)MAY 2005, ARIEL DISTRIBUTORS, INC., 200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601. 800-292-7435.


Ariel Investment Trust
P.O. BOX 219121
Kansas City, Missouri 64121-9121
800-292-7435
arielmutualfunds.com

TABLE OF CONTENTS

Ariel Fund
      Management Discussion                                    12
      Performance Summary                                      13
      Schedule of Investments                                  14

Ariel Appreciation Fund
      Management Discussion                                    16
      Performance Summary                                      17
      Schedule of Investments                                  18

Ariel Premier Bond Fund
      Management Discussion                                    20
      Performance Summary                                      21
      Schedule of Investments                                  22

Fund Expense Example                                           28

Statements of Assets and Liabilities                           29

Statements of Operations                                       30

Statements of Changes in Net Assets                            31

Financial Highlights                                           32

Notes to the Financial Statements                              34

Important Supplemental Information                             39

Board of Trustees                                              42

Officers                                                       44

ARIEL FUND                                                                 ARGFX

MANAGEMENT DISCUSSION

Q:  HOW DID ARIEL FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended March 31, 2005, the smaller companies comprising Ariel Fund posted -0.32%, which was well ahead of its benchmark, the Russell 2500 Value Index, which declined -2.12% over the same period. For the six month period ending March 31, 2005, Ariel Fund posted +8.37% while its benchmark, the Russell 2500 Value Index posted +11.23%.

Q:  WHAT DROVE ARIEL FUND'S PERFORMANCE?

A: Over the six months ended March 31, 2005, general concern over interest rates and inflation weighed heavily on the market. And as we stated in our December 31, 2004 report, cyclical stocks outperformed consumer companies. As we avoid these volatile issues, our high quality consumer-based portfolio trailed the benchmark. Even though some of our consumer issues gained momentum in the first quarter of 2005, it was not enough to overcome the benchmark for the six month period. Noteworthy contributors over the six months ended March 31, 2005, included Jones Lang LaSalle Inc. (NYSE: JLL) which benefited from stronger than expected earnings; Neiman Marcus Group, Inc. (NYSE: NMGA), which announced a proposed sale of the company; and Brady Corp. (NYSE: BRC) which has continued to surpass earnings expectations. Conversely, shares of Littelfuse, Inc. (NASDAQ: LFUS) and Greater Bay Bancorp (NASDAQ: GBBK) fell over this timeframe. Additionally, Interface, Inc. (NASDAQ: IFSIA) declined under the weight of rising petroleum costs which added pricing pressure on raw materials used in the carpet manufacturing industry.

    Over the past quarter, strong performers in addition to Jones Lang LaSalle and Neiman Marcus included: Energizer Holdings, Inc. (NYSE: ENR) whose shares rose due to a positive earnings release as well as merger speculation on the heels of Procter & Gamble's (NYSE: PG) announced acquisition of Gillette (NYSE: G). Conversely, Janus Capital Group Inc. (NYSE: JNS) suffered from asset flows which were slightly below expectations.

Q:  WHAT STOCKS DID ARIEL FUND BUY OR SELL DURING THE QUARTER?

A: In our opinion, undervalued high-quality smaller companies are currently hard to find. Therefore, we did not purchase any new securities during the quarter. However, we exited our positions in fluids handling equipment manufacturer, Graco Inc. (NYSE: GGG) and long-time holding, Longs Drug Stores Corp. (NYSE: LDG), as both companies had reached our estimate of full value.

Q:  WHAT IS ARIEL FUND'S LONGER-TERM TRACK RECORD?

A: Reflecting a longer time horizon, Ariel Fund's ten-year average annual total return of +15.61% surpasses the Russell 2500 Value Index return of +15.08% for the same period.

    We believe our long-term performance is driven by our disciplined investment approach; stock selection; and commitment to identifying undervalued companies in established industries with the following attributes: steady earnings, solid business fundamentals and strong leadership. We continue to adhere to this philosophy in the management of the Fund.

ARIEL FUND PERFORMANCE SUMMARY                       INCEPTION: NOVEMBER 6, 1986

ABOUT THE FUND

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the fund holds investments for a relatively long period--usually three to five years. The Fund primarily invests in companies with market capitalizations between $500 million and $2.5 billion at the time of initial purchase.

COMPOSITION OF EQUITY HOLDINGS

                          RUSSELL
                            2500      S&P
                   ARIEL   VALUE      500
                   FUND+   INDEX     INDEX
       Consumer
Discretionary &
       Services    34.3%    13.4%    13.7%

      Financial
       Services    28.8%    31.6%    20.9%

       Producer
       Durables    12.2%     7.0%     4.2%

    Health Care    11.3%     3.9%    12.7%

    Materials &
     Processing     6.6%    12.7%     3.8%

       Consumer
        Staples     4.2%     2.7%     7.5%

     Technology     2.6%     6.1%    13.5%

      Utilities     0.0%    10.1%     7.1%

   Other Energy     0.0%     7.4%     2.7%

        Autos &
 Transportation     0.0%     3.7%     2.5%

          Other     0.0%     1.3%     5.6%

     Integrated
           Oils     0.0%     0.0%     6.0%

+Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indexes.

 PORTFOLIO COMPOSITION

 Equity                          77.8%

 Cash & Other                    22.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2005 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                            1ST QUARTER    1 YEAR    3 YEAR    5 YEAR    10 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------------------
Ariel Fund                     -0.32%      +13.91%   +11.10%   +17.78%   +15.61%      +14.24%

Russell 2500 Value Index       -2.12%      +12.07%   +12.73%   +14.50%   +15.08%      +13.36%

Russell 2500 Index             -3.14%       +8.21%    +9.73%    +5.61%   +12.59%      +11.94%

S&P 500 Index                  -2.15%       +6.69%    +2.74%    -3.16%   +10.79%      +11.43%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

                 ARIEL FUND  RUSSELL 2500 VALUE INDEX  S&P 500 INDEX
12/31/86          10,203.34           9,757.21           9,849.14
12/31/87          11,366.66           9,280.88          10,366.28
12/31/88          15,904.93          11,848.48          12,087.73
12/31/89          19,899.53          13,648.48          15,915.90
12/31/90          16,699.20          11,274.30          15,423.56
12/31/91          22,163.48          15,857.34          20,122.48
12/31/92          24,763.24          19,805.75          21,655.05
12/31/93          26,923.69          23,628.92          23,833.31
12/31/94          25,786.49          23,320.19          24,148.07
12/31/95          30,561.55          30,260.17          33,222.55
12/31/96          37,747.23          36,979.59          40,850.63
12/31/97          51,502.24          49,217.91          54,481.09
12/31/98          56,594.61          48,271.52          70,050.86
12/31/99          53,334.92          48,992.08          84,799.63
12/31/00          68,676.69          59,176.19          77,060.99
12/31/01          78,437.89          64,939.75          67,904.45
12/31/02          74,371.34          58,527.14          52,897.99
12/31/03          95,222.33          84,823.99          68,071.28
12/31/04         116,142.72         103,125.18          75,476.54
03/31/05         115,771.38         100,934.57          73,834.90

TOP TEN HOLDINGS (AS OF MARCH 31, 2005)

1  CAESARS ENTERTAINMENT, INC.
   World's largest casino gaming company

2  MARKEL CORP.
   Specialty insurance provider

3  IDEX CORP.
   Industrial product manufacturer

4  ARAMARK CORP.
   Provider of outsourcing services

5  ENERGIZER HOLDINGS, INC.
   Consumer battery and razor manufacturer

6  JONES LANG LASALLE INC.
   Real estate services and money management firm

7  OMNICARE, INC.
   Pharmacy services provider to long-term care facilities

8  IMS HEALTH INC.
   Leading provider of health care data

9  VALASSIS COMMUNICATIONS, INC.
   Preeminent marketing services company

10 LEE ENTERPRISES, INC.
   Newspaper publisher

*The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2500 Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SCHEDULE OF INVESTMENTS                   MARCH 31, 2005 (UNAUDITED)

NUMBER OF SHARES   COMMON STOCKS--77.75%                                         COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY & SERVICES--26.68%
       3,397,075   American Greetings Corp., Class A                    $     45,874,994   $     86,557,471
       4,798,400   ARAMARK Corp., Class B                                    125,973,913        126,101,952
       2,225,508   Bob Evans Farms, Inc. ++                                   50,308,082         52,188,163
       7,282,200   Caesars Entertainment, Inc. *                              54,289,088        144,114,738
       2,126,500   DeVry Inc. *                                               38,866,308         40,233,380
       1,008,224   Fisher Scientific International Inc. *                     50,201,847         57,388,110
       3,053,200   Harte-Hanks, Inc.                                          71,147,624         84,146,192
       4,994,700   Hasbro, Inc.                                               77,392,787        102,141,615
       2,093,200   Journal Register Co. *                                     40,815,228         34,956,440
       2,530,400   Lee Enterprises, Inc.                                      88,206,203        109,819,360
         801,200   Matthews International Corp., Class A                      17,354,553         26,247,312
       1,024,900   Neiman Marcus Group, Inc., Class A                         28,426,856         93,788,599
       2,492,100   Radio One, Inc., Class D *                                 35,227,790         36,758,475
       7,058,700   ServiceMaster Co.                                          82,210,615         95,292,450
       3,269,750   Valassis Communications, Inc. * ++                         97,471,899        114,310,460
                                                                        -----------------------------------
                                                                             903,767,787      1,204,044,717
                                                                        -----------------------------------
                   CONSUMER STAPLES--3.24%
       2,004,153   J.M. Smucker Co.                                           79,736,085        100,808,896
       1,320,300   McCormick & Co., Inc.                                      23,972,434         45,457,929
                                                                        -----------------------------------
                                                                             103,708,519        146,266,825
                                                                        -----------------------------------
                   FINANCIAL SERVICES--22.36%
       1,982,100   A. G. Edwards, Inc.                                        69,247,985         88,798,080
       1,777,400   Certegy Inc.                                               59,062,659         61,533,588
       1,842,750   Chittenden Corp.                                           50,906,037         48,040,493
       1,519,450   Greater Bay Bancorp                                        44,185,338         37,089,775
       2,941,850   HCC Insurance Holdings, Inc.                               79,949,323        106,377,296
       3,849,875   Horace Mann Educators Corp. ++                             72,137,839         68,296,782
       7,364,300   Janus Capital Group Inc.                                  100,981,477        102,731,985
       2,655,200   Jones Lang LaSalle Inc. * ++                               50,972,459        123,865,080
         413,625   Markel Corp. *                                             93,388,598        142,787,486
       1,174,900   S&T Bancorp, Inc.                                          41,591,142         41,591,460
       2,174,800   Sky Financial Group, Inc.                                  61,320,228         58,328,136
       3,138,600   Sotheby's Holdings, Inc., Class A *                        38,487,968         53,230,656
       3,869,200   Waddell & Reed Financial, Inc.                             79,622,977         76,378,008
                                                                        -----------------------------------
                                                                             841,854,030      1,009,048,825
                                                                        -----------------------------------
                   HEALTH CARE--8.82%
       4,947,500   IMS Health Inc.                                           115,465,458        120,669,525
       2,412,675   Invacare Corp. ++                                          87,612,371        107,677,685
       3,422,100   Omnicare, Inc.                                            101,515,481        121,313,445
       1,352,150   Sybron Dental Specialties, Inc. *                          27,042,164         48,542,185
                                                                        -----------------------------------
                                                                             331,635,474        398,202,840
                                                                        -----------------------------------
                   MATERIALS & PROCESSING--5.17%
       2,923,310   Brady Corp., Class A                                       46,030,172         94,569,078
       2,079,250   Energizer Holdings, Inc. *                                 62,881,248        124,339,150
       2,100,300   Interface, Inc., Class A *                                 13,672,179         14,324,046
                                                                        -----------------------------------
                                                                             122,583,599        233,232,274
                                                                        -----------------------------------

NUMBER OF SHARES   COMMON STOCKS--77.75% (cont'd)                                COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   PRODUCER DURABLES--9.47%
       5,956,900   Andrew Corp. *                                       $     55,136,527   $     69,755,299
       3,463,000   Herman Miller, Inc.                                        73,927,701        104,305,560
       3,458,450   IDEX Corp. ++                                              77,674,783        139,548,457
         910,850   Littelfuse, Inc. *                                         25,358,604         26,095,853
       6,366,075   Steelcase Inc., Class A                                    83,178,918         87,851,835
                                                                        -----------------------------------
                                                                             315,276,533        427,557,004
                                                                        -----------------------------------
                   TECHNOLOGY--2.01%
       2,510,450   Anixter International Inc. * ++                            61,992,329         90,752,768
                                                                        -----------------------------------
                   Total Common Stocks                                     2,680,818,271      3,509,105,253
                                                                        -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENTS--22.52%                                 COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
$  1,016,702,756   State Street Bank and Trust Co., 1.85%, dated
                   3/31/2005, due 4/1/2005, repurchase price
                   $1,016,755,003, (collateralized by U.S. Treasury
                   Bonds, 5.50%-8.875%, due 5/15/2016-8/15/2023 and
                   U.S. Treasury Notes, 1.50%-7.00%, due
                   7/31/2005-11/15/2006)                                   1,016,702,756      1,016,702,756
                                                                        -----------------------------------
                   Total Investments-100.27%                            $  3,697,521,027      4,525,808,009
                                                                        ================
                   Liabilities less Other Assets-(0.27)%                                        (12,097,086)
                                                                                           ----------------
                   NET ASSETS-100.00%                                                      $  4,513,710,923
                                                                                           ================

 * Non-income producing.

++ Affiliated company (See Note Six).

   A category may contain multiple industries as defined by the SEC's Standard Industry Codes.

  The accompanying notes are an integral part of the financial statements.

ARIEL APPRECIATION FUND                                                    CAAPX

MANAGEMENT DISCUSSION

Q:  HOW DID ARIEL APPRECIATION FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended March 31, 2005, Ariel Appreciation Fund returned -2.69% lagging its benchmark. The Russell Midcap Value Index was one of only two broad market indices to post a positive return over the quarter--it rose +0.78%. For the six month period ending March 31, 2005, Ariel Appreciation Fund posted +6.81%, while the Russell Midcap Value Index returned +14.34%.

Q:  WHAT DROVE ARIEL APPRECIATION FUND'S PERFORMANCE?

A: The market's momentum over the six months ended March 31, 2005, stemmed from the strong performance of cyclical companies including the Energy sector. Our historic avoidance of these industries weakened our results. As we have reported in the past, we prefer to invest in companies with consistent, predictable earnings. Over the six month period, stong performers included SunGard Data Systems Inc. (NYSE: SDS) whose shares rose on the announcement it will be purchased; and Franklin Resources, Inc. (NYSE: BEN) and YUM! Brands, Inc. (NYSE: YUM) which each benefited from strong business fundamentals. Conversely, results were dampened over the six month period by poorer results of a few holdings--specifically, Accenture Ltd (NYSE: ACN) has been penalized from a significant contract which is behind schedule; Johnson Controls, Inc. (NYSE: JCI) which declined in sympathy with the general slowing of the domestic automotive industry and MBIA Inc. (NYSE:
    MBI) which fell on the news of additional SEC information requests. Over the quarter, results were also affected by Northern Trust (NASDAQ: NTRS) whose stock dipped due to concerns over rising expenses. In our opinion, the market often overreacts to quarterly events and we remain confident in these companies and the Financial industry. On a positive note, strong contributors during the year's first quarter in addition to SunGard Data Systems and YUM! included IMS Health Inc. (NYSE: RX) and Equifax Inc. (NYSE:
    EFX) which both posted solid results.

Q:  WHAT STOCKS DID ARIEL APPRECIATION FUND BUY OR SELL DURING THE QUARTER?

A: During the quarter, we purchased three holdings: financial guarantor, Ambac Financial Group, Inc. (NYSE: ABK); tax preparer, H&R Block, Inc. (NYSE: HRB) and automotive interior systems manufacturer Johnson Controls, Inc. (NYSE:
    JCI). Additionally, we sold our shares of PHH Corp. (NYSE: PHH) which was spun off from long-time holding Cendant Corp. (NYSE: CD) as well as Toronto Dominion (NYSE: TD), whose shares we received from its 51% purchase of current holding Banknorth Group. Lastly, we exited our position in XL Capital Ltd. (NYSE: XL) due to a lack of faith in the management team as well as concerns about long-term business fundamentals.

Q:  WHAT IS ARIEL APPRECIATION FUND'S LONGER-TERM TRACK RECORD?

A: Over the longer time horizon, Ariel Appreciation Fund continues to outpace its benchmark. Specifically, Ariel Appreciation Fund posted a ten-year average annual total return of +15.05% while the Russell Midcap Value Index returned +14.71% over the same timeframe.

    We believe our long-term performance is driven by our disciplined investment approach; stock selection; and commitment to identifying undervalued companies in established industries with the following attributes: steady earnings, solid business fundamentals and strong leadership. We continue to adhere to this philosophy in the management of the Fund.

ARIEL APPRECIATION FUND PERFORMANCE SUMMARY          INCEPTION: DECEMBER 1, 1989

ABOUT THE FUND

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will hold investments for a relatively long period--usually three to five years. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

COMPOSITION OF EQUITY HOLDINGS

                              RUSSELL
                    ARIEL      MIDCAP     S&P
                 APPRECIATION  VALUE      500
                    FUND+      INDEX     INDEX
       Consumer
Discretionary &
       Services      39.2%     12.9%     13.7%

      Financial
       Services      35.2%     28.4%     20.9%

    Health Care      14.4%      3.7%     12.7%

       Producer
       Durables       3.9%      5.1%      4.2%

       Consumer
        Staples       2.8%      4.8%      7.5%

          Other       2.4%      2.2%      5.6%


      Utilities       2.1%     13.7%      7.1%

    Materials &
     Processing       0.0%     10.4%      3.8%

   Other Energy       0.0%      6.4%      2.7%

     Technology       0.0%      5.5%     13.5%

         Auto &
 Transportation       0.0%      4.5%      2.5%

     Integrated
           Oils       0.0%      2.4%      6.0%

+Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indexes.

PORTFOLIO COMPOSITION

Equity                          94.5%

Cash & Other                     5.5%

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2005 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                              1ST QUARTER    1 YEAR    3 YEAR    5 YEAR    10 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------------
Ariel Appreciation Fund          -2.69%       +6.12%    +5.98%   +13.14%   +15.05%      +12.90%

Russell Midcap Value Index       +0.78%      +18.34%   +12.96%   +13.43%   +14.71%      +13.52%

Russell Midcap Index             -0.25%      +14.05%   +10.53%    +5.49%   +13.34%      +12.86%

S&P 500 Index                    -2.15%       +6.69%    +2.74%    -3.16%   +10.79%      +10.65%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

                AREIL APPRECICATION FUND   RUSSELL MIDCAP VALUE INDEX    S&P 500 INDEX
12/31/89                       10,054.33                    10,119.30       10,240.15
12/31/90                        9,902.42                     8,491.84        9,923.38
12/31/91                       13,184.78                    11,712.19       12,946.62
12/31/92                       14,930.45                    14,251.26       13,932.66
12/31/93                       16,115.34                    16,477.73       15,334.13
12/31/94                       14,762.91                    16,126.73       15,536.65
12/31/95                       18,330.35                    21,760.59       21,375.09
12/31/96                       22,677.94                    26,169.15       26,282.93
12/31/97                       31,283.24                    35,163.46       35,052.64
12/31/98                       37,398.60                    36,950.89       45,070.09
12/31/99                       35,981.62                    36,910.17       54,559.31
12/31/00                       42,754.72                    43,989.29       49,580.34
12/31/01                       49,694.41                    45,012.13       43,689.10
12/31/02                       44,546.40                    40,670.81       34,034.08
12/31/03                       58,344.20                    56,153.08       43,796.44
12/31/04                       65,989.96                    69,464.34       48,560.92
03/31/05                       64,218.04                    70,003.09       47,504.71

TOP TEN HOLDINGS (AS OF MARCH 31, 2005)

1  BAXTER INTERNATIONAL INC.
   Diversified health care manufacturer

2  IMS HEALTH INC.
   Leading provider of health care data

3  NORTHERN TRUST CORP.
   Preeminent personal and institutional trust company

4  TRIBUNE CO.
   Premier media company

5  MBIA INC.
   Leading insurer of municipal bonds

6  PITNEY BOWES INC.
   Top manufacturer of mailing equipment

7  YUM! BRANDS, INC.
   Largest quick service restaurant company

8  ACCENTURE LTD
   Leading information and technology consultant

9  FRANKLIN RESOURCES, INC.
   Global investment management organization

10 FISHER SCIENTIFIC INTERNATIONAL INC.
   Distributor of scientific equipment and instruments

*The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by large cap stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND SCHEDULE OF INVESTMENTS       MARCH 31, 2005 (UNAUDITED)

NUMBER OF SHARES   COMMON STOCKS--94.50%                                         COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY & SERVICES--37.00%
       4,551,000   Accenture Ltd, Class A *                             $     74,555,949   $    109,906,650
       2,514,350   ARAMARK Corp., Class B                                     61,121,573         66,077,118
       1,174,800   Black & Decker Corp.                                       52,475,913         92,797,452
         569,950   Carnival Corp.                                             11,387,434         29,529,110
       3,661,295   Cendant Corp.                                              45,830,109         75,202,999
       1,730,477   Fisher Scientific International Inc. *                     65,723,000         98,498,751
       2,300,675   Harte-Hanks, Inc.                                          37,178,018         63,406,603
       6,706,000   Interpublic Group of Cos., Inc. *                         114,411,757         82,349,680
       2,315,200   Mattel, Inc.                                               40,736,767         49,429,520
         967,400   McClatchy Co., Class A                                     50,064,184         71,742,384
         906,600   Mohawk Industries, Inc. *                                  67,895,112         76,426,380
         983,300   Omnicom Group Inc.                                         65,273,794         87,041,716
       3,271,595   ServiceMaster Co.                                          41,525,894         44,166,532
       3,342,600   Tribune Co.                                               145,800,993        133,269,462
       2,244,800   YUM! Brands, Inc.                                          57,467,482        116,303,088
                                                                        -----------------------------------
                                                                             931,447,979      1,196,147,445
                                                                        -----------------------------------
                   CONSUMER STAPLES--2.67%
       1,369,472   Clorox Co.                                                 56,690,575         86,263,041
                                                                        -----------------------------------
                   FINANCIAL SERVICES--33.29%
         448,000   Ambac Financial Group, Inc.                                34,240,325         33,488,000
       1,022,500   Certegy Inc.                                               29,636,258         35,398,950
         838,122   Dun & Bradstreet Corp. *                                   21,948,735         51,502,597
       2,652,300   Equifax Inc.                                               61,677,511         81,399,087
       1,472,400   Franklin Resources, Inc.                                   61,488,682        101,080,260
       1,303,050   H&R Block, Inc.                                            65,379,545         65,908,269
       4,756,900   Janus Capital Group Inc.                                   61,434,599         66,358,755
       2,304,292   MBIA Inc.                                                 107,669,391        120,468,386
       3,701,887   MBNA Corp.                                                 78,610,679         90,881,326
       3,294,700   Northern Trust Corp.                                      124,089,299        143,121,768
       2,414,400   St. Paul Travelers Cos., Inc.                              83,482,571         88,680,912
       2,445,315   SunGard Data Systems Inc. *                                56,991,711         84,363,367
       1,202,450   T. Rowe Price Group, Inc.                                  46,003,539         71,401,481
       1,350,293   TD Banknorth Inc. *                                        41,085,887         42,183,153
                                                                        -----------------------------------
                                                                             873,738,732      1,076,236,311
                                                                        -----------------------------------
                   HEALTH CARE--13.61%
       4,443,750   Baxter International Inc.                                 114,341,527        150,998,625
       5,968,960   IMS Health Inc.                                           106,521,623        145,582,935
       2,144,100   Omnicare, Inc.                                             65,001,553         76,008,345
       3,706,800   Schering-Plough Corp.                                      61,979,062         67,278,420
                                                                        -----------------------------------
                                                                             347,843,765        439,868,325
                                                                        -----------------------------------
                   OTHER--2.27%
       1,315,800   Johnson Controls, Inc.                                     78,472,429         73,369,008
                                                                        -----------------------------------

NUMBER OF SHARES   COMMON STOCKS--94.50% (cont'd)                                COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
                   PRODUCER DURABLES--3.71%
       2,660,800   Pitney Bowes Inc.                                    $    100,274,031   $    120,055,296
                                                                        -----------------------------------
                   UTILITIES--1.95%
       1,915,825   CenturyTel, Inc.                                           54,945,954         62,915,693
                                                                        -----------------------------------
                   Total Common Stocks                                     2,443,413,465      3,054,855,119
                                                                        -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENT--5.70%                                   COST       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
$    184,466,051   State Street Bank and Trust Co., 1.85%, dated
                   3/31/2005, due 4/1/2005 repurchase price
                   $184,475,531, (collateralized by U.S. Treasury
                   Bond 8.00%, due 11/15/2021)                               184,466,051        184,466,051
                                                                        -----------------------------------
                   Total Investments-100.20%                            $  2,627,879,516      3,239,321,170
                                                                        ================
                   Liabilities less Other Assets-(0.20%)                                         (6,617,995)
                                                                                           ----------------
                   NET ASSETS-100.00%                                                      $  3,232,703,175
                                                                                           ================

 * Non-income producing.

   A category may contain multiple industries as defined by the SEC's Standard Industry Codes.

   The accompanying notes are an integral part of the financial statements.

                                                           INVESTOR CLASS: APBRX
ARIEL PREMIER BOND FUND                               INSTITUTIONAL CLASS: APBFX

MANAGEMENT DISCUSSION

Q:  HOW DID ARIEL PREMIER BOND FUND PERFORM AGAINST ITS BENCHMARK?

A: For the quarter ended March 31, 2005, Ariel Premier Bond Fund, Investor Class declined -0.54%, and the Institutional Class decreased -0.35%. The performance tracked closely with its benchmark, the Lehman Brothers Aggregate Bond Index, which posted -0.48% over the same three-month period. Over the six month period, the Fund's Investor and Institutional Classes returned +0.45% and +0.75% respectively, and the benchmark returned +0.47%.

Q:  WHAT DROVE ARIEL PREMIER BOND FUND'S PERFORMANCE?

A: Over the quarter as well as the past six months, the Fund's performance was largely driven by positive contributions from the Fund's duration strategies and issue selection decisions, primarily in the corporate and mortgage sectors. In February, the Fund's duration was shortened as rates declined from year-end levels. Rates rose almost by +0.60% from their February lows in response to stronger economic reports, inflation, and the Fed's commitment to additional rate hikes. In terms of issue selection, the Fund concentrated on mortgage and corporate issues.

Q: HOW IS ARIEL PREMIER BOND FUND POSITIONED CURRENTLY? HAVE THERE BEEN ANY CHANGES IN STRATEGY?

A: Three overriding factors influenced Fund performance--duration, sector weightings and individual security selections. Duration was adjusted to accommodate an anticipated rise in interest rates--specifically, the Fund's duration is now roughly four months shorter than its benchmark.

    Regarding sector weightings, the Fund is underweighted in Mortgages and Agencies relative to the benchmark. Additionally, there is a continued focus on individual security selection in corporate bonds to maximize income and capital appreciation. Our corporate exposure is in line with the benchmark, focusing on individual credits which we believe have room to improve.

Q:  HOW HAS ARIEL PREMIER BOND FUND PERFORMED OVER THE LONG TERM?

A: For the three-year period ended March 31, 2005, Ariel Premier Bond Fund, Investor Class gained +5.48% and the Institutional Class rose +5.94% while the Lehman Brothers Aggregate Bond Index posted +5.99%. For the five-year period ended March 31, 2005, Ariel Premier Bond Fund, Investor Class returned +6.33% and the Institutional Class rose +6.77%. The benchmark returned +7.14% during this same period.

EFFECTIVE APRIL 1, 2005, LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC CHANGED ITS NAME TO LEHMAN BROTHERS ASSET MANAGEMENT LLC.

                           IMPORTANT FUND ANNOUNCEMENT

ON MARCH 1, 2005, THE ARIEL INVESTMENT TRUST BOARD OF TRUSTEES, UPON THE RECOMMENDATION OF ARIEL CAPITAL MANAGEMENT, LLC, APPROVED A PROPOSED FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION. UNDER THIS PLAN, ARIEL PREMIER BOND FUND WOULD BE CONVERTED INTO LEHMAN BROTHERS CORE BOND FUND, A NEWLY CREATED SERIES OF NEUBERGER BERMAN INCOME FUNDS. SUBJECT TO SHAREHOLDER APPROVAL, THE CONVERSION IS EXPECTED TO OCCUR ON OR ABOUT JUNE 10, 2005. IF APPROVED, NEUBERGER BERMAN MANAGEMENT INC. WILL BECOME THE INVESTMENT ADVISER TO THE FUND. LEHMAN BROTHERS ASSET MANAGEMENT LLC, THE SUB-ADVISER OF THE FUND SINCE INCEPTION, WILL REMAIN THE SUB-ADVISER AND WILL CONTINUE TO MAKE THE DAY-TO-DAY INVESTMENT DECISIONS.

THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE LEHMAN BROTHERS CORE BOND FUND WILL BE SUBSTANTIALLY IDENTICAL TO THOSE OF ARIEL PREMIER BOND FUND. ADDITIONALLY, THE TOTAL ANNUAL OPERATING EXPENSES WILL REMAIN THE SAME. THERE WILL BE NO SALES CHARGES OR REDEMPTION FEES APPLIED IN CONNECTION WITH THE PROPOSED CONVERSION.

ARIEL FUND AND ARIEL APPRECIATION FUND, MANAGED BY ARIEL FOUNDER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--JOHN W. ROGERS, JR.--REMAIN OPEN AND UNAFFECTED BY THIS ANNOUNCEMENT.

ARIEL PREMIER BOND FUND PERFORMANCE SUMMARY

                                      INVESTOR CLASS INCEPTION: FEBRUARY 1, 1997
                                  INSTITUTIONAL CLASS INCEPTION: OCTOBER 1, 1995

ABOUT THE FUND

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

PORTFOLIO COMPOSITION

                                              LEHMAN
                                  ARIEL      BROTHERS
                                 PREMIER     AGGREGATE
                                   BOND        BOND
                                   FUND        INDEX
Mortgage-Backed                   31.0%        34.9%

Corporate                         22.6%        24.2%

Government & Agency               21.8%        36.3%

Cash Equivalents                  10.3%         0.0%

Asset-Backed                       9.6%         1.4%

Commercial Mortgage-Backed         4.7%         3.2%

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2005 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                                                  1ST QUARTER    1 YEAR   3 YEAR   5 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Investor                    -0.54%      +1.15%   +5.48%   +6.33%      +5.82%

Ariel Premier Bond Fund, Institutional               -0.35%      +1.66%   +5.94%   +6.77%      +6.12%

Lehman Bros. Aggregate Bond Index, Inv. Cl.          -0.48%      +1.15%   +5.99%   +7.14%      +6.74%

Lehman Bros. Aggregate Bond Index, Inst. Cl.         -0.48%      +1.15%   +5.99%   +7.14%      +6.67%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INVESTOR CLASS

                  ARIEL PREMIER             LEHMAN BROTHERS
                BOND FUND, INV. CL       AGGREGATE BOND INDEX
12/31/97              10,838.12                    10,931.97
12/31/98              11,621.39                    11,881.62
12/31/99              11,508.60                    11,783.95
12/31/00              12,630.62                    13,153.93
12/31/01              13,515.65                    14,264.70
12/31/02              14,757.76                    15,727.53
12/31/03              15,322.33                    16,373.02
12/31/04              15,953.46                    17,083.37
03/31/05              15,867.42                    17,001.40

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                  ARIEL PREMIER             LEHMAN BROTHERS
                BOND FUND, INST. CL       AGGREGATE BOND INDEX
12/31/95              1,035,132.51                1,042,613.81
12/31/96              1,067,769.20                1,080,463.82
12/31/97              1,165,610.36                1,184,777.28
12/31/98              1,254,774.66                1,287,696.83
12/31/99              1,247,639.45                1,277,112.31
12/31/00              1,373,277.30                1,425,586.67
12/31/01              1,476,721.65                1,545,968.38
12/31/02              1,618,818.18                1,704,506.46
12/31/03              1,685,818.62                1,774,462.35
12/31/04              1,764,046.61                1,851,449.05
03/31/05              1,757,957.08                1,842,564.79

*The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SCHEDULE OF INVESTMENTS       MARCH 31, 2005 (UNAUDITED)

   PAR VALUE   ASSET-BACKED SECURITIES--9.61%                                                              COST     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
$     29,908   Argent NIM Trust, 2004-WN4 A, 4.459%, 3/25/2034 +                                  $       29,908   $       29,871
      32,823   Argent NIM Trust, 2004-WN2 A, 4.55%, 4/25/2034 +                                           32,822           32,829
      90,000   Argent NIM Trust, 2004-WN2 B, 6.75%, 4/25/2034 +                                           88,228           90,001
   1,205,000   Bank One Auto Securitization, 2003-1 A4, 2.43%, 3/22/2010                               1,211,834        1,164,370
     650,000   Bank One Issuance Trust, 2003-C3 C3, 4.77%, 2/16/2016                                     649,894          630,045
     330,000   Capital One Multi-Asset Execution Trust, 2004-C1 C1, 3.40%, 11/16/2009                    328,446          324,383
     215,492   Carmax Auto Owner Trust, 2004-1 D, 3.52%, 11/15/2010                                      215,482          212,963
      54,620   Cayman ABSC NIMs, 2004-HE5 A1, 5.00%, 8/27/2034 +                                          54,407           54,304
      69,290   Chase Funding Mortgage Loan Asset-Backed Certificates,
                 2001-4 1B, 7.383%, 11/25/2031                                                            71,963           71,538
      15,731   Chase Funding Net Interest Margin, 2003-6A, 5.00%, 1/27/2035 +                             15,713           15,731
   1,030,000   Chase Manhattan Auto Owner Trust, 2003-C A4, 2.94%, 6/15/2010                           1,030,000        1,006,580
     343,950   Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%, 4/16/2007                           343,932          344,891
     705,000   Citibank Credit Card Issuance Trust, 2003-C4 C4, 5.00%, 6/10/2015                         704,370          691,789
     430,000   Citibank Credit Card Issuance Trust, 2002-C2 C2, 6.95%, 2/18/2014                         429,158          470,694
      18,351   Countrywide Asset-Backed Certificates, 2003-5NF NF, 6.75%, 2/25/2034 +                     18,331           18,445
     158,737   Equifirst Mortgage Loan NIM Trust, 2004-2 N1, 3.967%, 10/25/2034 +                        158,794          158,836
     125,000   Equifirst Mortgage Loan NIM Trust, 2004-2 N2, 5.926%, 10/25/2034 +                        125,351          125,352
     341,380   Equifirst Mortgage Loan Trust, 2003-2 3A3, 2.47%, 9/25/2033                               341,380          341,126
      71,653   First Franklin NIM Trust, 2003-FFH2 N1, 4.212%, 3/25/2034 +                                71,653           71,653
     157,472   First Franklin NIM Trust, 2003-FF5 N1, 4.212%, 4/25/2034 +                                157,472          157,472
      45,700   First Franklin NIM Trust, 2004-FF1 N1, 4.50%, 11/25/2034 +                                 45,580           45,601
      90,000   First Franklin NIM Trust, 2003-FFH2 N2, 7.385%, 3/25/2034 +                                90,000           90,000
     760,000   Ford Credit Auto Owner Trust, 2005-A A3, 3.48%, 11/15/2008                                759,991          752,833
     179,720   Fremont NIM Trust, 2005-A, 3.75%, 1/25/2035 +                                             179,008          179,121
      67,298   Fremont NIM Trust, 2004-B, 4.703%, 5/25/2034 +                                             67,298           67,001
     230,000   Green Tree Financial Corp., 1995-5 M1, 7.65%, 9/15/2026                                   257,982          242,851
      56,618   GSAMP Trust, 2004-FM1N, 5.25%, 11/25/2033 +                                                56,546           56,444
      54,881   Merrill Lynch Mortgage Investors, Inc., 2004-WM1N N1, 4.50%, 10/25/2034 +                  54,644           54,414
      93,314   Merrill Lynch Mortgage Investors, Inc., 2004-OP1N N1, 4.75%, 6/25/2035 +                   93,050           93,049
      36,325   Merrill Lynch Mortgage Investors, Inc., 2003-OP1N N1, 7.25%, 9/25/2034 +                   36,236           36,329
      45,681   National City Auto Receivables Trust, 2002-A A4, 4.83%, 8/15/2009                          45,677           46,059
   1,290,000   Nissan Auto Receivables Owner Trust, 2005-A A3, 3.54%, 10/15/2008                       1,289,980        1,278,046
     125,028   Novastar NIM Trust, 2004-N3, 3.967%, 3/25/2035 +                                          125,028          124,763
     100,658   Novastar NIM Trust, 2004-N1, 4.458%, 2/26/2034 +                                          100,773          100,649
     105,031   Park Place Securities NIM Trust, 2004-WWF1 A, 3.84%, 1/25/2035 +                          105,027          105,030
     212,160   Renaissance NIM Trust, 2004-D, 4.459%, 2/25/2035 +                                        212,160          212,160
      95,073   Renaissance NIM Trust, 2004-B, 5.193%, 8/25/2034 +                                         95,073           95,074
      35,424   Renaissance NIM Trust, 2003-D, 6.657%, 3/26/2034 +                                         35,424           35,612
      19,019   Saxon Net Interest Margin Trust, 2003-A A, 6.656%, 8/26/2033 +                             19,019           19,103
      88,601   Sharp SP I LLC Net Interest Margin Trust, 2003-OP1N NA, 4.45%, 12/25/2033 +                88,596           88,601
      29,533   Sharp SP I LLC Net Interest Margin Trust, 2004-FM1N N, 6.16%, 9/25/2033 +                  29,531           29,470
      82,035   Wells Fargo Home Equity, 2004-2N N1, 4.45%, 10/26/2034 +                                   82,030           81,960

   PAR VALUE   ASSET-BACKED SECURITIES--9.61% (cont'd)                                                     COST     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
$    284,053   WFS Financial Owner Trust, 2004-1 D, 3.17%, 8/22/2011                              $      284,052   $      280,756
     172,071   Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                                        172,072          171,899
                                                                                                  -------------------------------
               Total Asset-Backed Securities                                                          10,403,915       10,299,698
                                                                                                  -------------------------------

   PAR VALUE   COMMERCIAL MORTGAGE-BACKED SECURITIES--4.65%                                                 COST        MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
     105,000   ARCAP Resecuritization, 2004-1A D, 5.64%, 4/21/2039 +                                     104,987          103,622
     557,957   Chase Commercial Mortgage Securities Corp., 2000-3 A1, 7.093%, 10/15/2032                 582,293          586,292
     630,000   Chase Commercial Mortgage Securities Corp., 2000-3 A2, 7.319%, 10/15/2032                 630,419          701,900
     382,240   Credit Suisse First Boston Mortgage, 2003-C5 A1, 3.093%, 12/15/2036                       373,225          372,790
     475,000   G Force LLC, 2005-RRA-A2, 4.83%, 8/22/2036 +                                              479,597          467,504
     270,000   J P Morgan Chase Commercial Mortgage Securities Corp.,
                 2005-CB11 A1, 4.52%, 8/12/2037                                                          269,997          270,078
     909,678   JP Morgan Chase & Co., 2001-CIBC1 A2, 6.001%, 3/15/2033                                   961,323          931,464
     240,000   Merrill Lynch Mortgage Trust, 2005-MKB2 A1, 4.446%, 9/12/2042                             240,595          240,127
     140,000   Morgan Stanley Capital I, 2005-T17 A5, 4.78%, 12/13/2041                                  140,771          137,024
     260,000   Newcastle CDO I Ltd., 2004-4A 3FX, 5.109849%, 3/24/2039 +                                 259,846          248,899
     300,000   Structured Asset Securities Corp., 1997-LLI A3, 6.90%, 10/12/2034                         313,391          313,122
     610,000   Wachovia Bank Commercial Mortgage Trust, 2005-C17 A1, 4.43%, 3/15/2042                    611,518          610,024
                                                                                                  -------------------------------
               Total Commercial Mortgage-Backed Securities                                             4,967,962        4,982,846
                                                                                                  -------------------------------

   PAR VALUE   CORPORATE DEBT--22.63%                                                                      COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
     305,000   AT&T Wireless Services, Inc., 7.875%, 3/1/2011                                            358,921          346,905
     185,000   AT&T Wireless Services, Inc., 8.75%, 3/1/2031                                             255,085          244,072
      60,000   AXA, 8.60%, 12/15/2030                                                                     75,952           78,700
     265,000   Berkshire Hathaway Finance Corp., 4.125%, 1/15/2010 +                                     264,680          258,540
   1,556,000   Citigroup, Inc., 5.125%, 5/5/2014                                                       1,606,232        1,555,637
     120,000   Clear Channel Communications, Inc., 4.40%, 5/15/2011                                      116,621          113,048
     115,000   Clear Channel Communications, Inc., 5.00%, 3/15/2012                                      112,759          109,319
     390,000   Comcast Cable Communications, 8.375%, 5/1/2007                                            424,534          420,099
     710,000   Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13                              868,690          843,645
     905,000   Cox Communications, Inc., 4.625%, 1/15/2010 +                                             904,108          879,394
     210,000   DaimlerChrysler N.A., 4.05%, 6/4/2008                                                     204,507          203,939
     655,000   Deutsche Telekom International Finance BV, 8.75%, 6/15/2030                               833,995          856,642
     640,000   Domtar, Inc., 7.875%, 10/15/2011                                                          729,617          711,549
     300,000   Enterprise Products Operating LP, Series B, 5.60%, 10/15/2014                             304,306          296,079
     185,000   Enterprise Products Partners LP, Series B, 6.875%, 3/1/2033                               193,494          193,867
     395,000   EOP Operating LP, 4.65%, 10/1/2010                                                        397,407          386,113
     400,000   Ford Motor Credit Co., 7.875%, 6/15/2010                                                  427,934          407,232
     135,000   France Telecom, 7.45%, 3/1/2006                                                           141,004          139,177
     225,000   France Telecom, 8.00%, 3/1/2011                                                           267,507          257,453
     510,000   General Electric Capital Corp., 4.875%, 3/4/2015                                          507,780          498,508
     225,000   General Electric Capital Corp., Series A, 6.00%, 6/15/2012                                233,302          239,725

   PAR VALUE   CORPORATE DEBT--22.63% (cont'd)                                                             COST     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
$    285,000   General Electric Co., 5.00%, 2/1/2013                                              $      297,232   $      284,586
     460,000   Goldman Sachs Group, Inc., 5.125%, 1/15/2015                                              459,325          449,104
     465,000   Goldman Sachs Group, Inc., 5.25%, 10/15/2013                                              448,086          461,932
     200,000   Goldman Sachs Group, Inc., 6.345%, 2/15/2034                                              212,117          204,978
     290,000   Household Finance Corp., 4.125%, 11/16/2009                                               289,387          281,972
     235,000   Household Finance Corp., 4.75%, 5/15/2009                                                 234,829          235,308
     150,000   Household Finance Corp., 5.75%, 1/30/2007                                                 154,825          153,959
     225,000   Household Finance Corp., 7.00%, 5/15/2012                                                 244,664          250,814
     570,000   International Lease Finance Corp., 4.75%, 7/1/2009                                        582,654          570,323
     430,000   JP Morgan Chase & Co., 4.50%, 1/15/2012                                                   429,009          417,393
     670,000   JP Morgan Chase Capital XV, 5.875%, 3/15/2035                                             662,474          647,026
     205,000   Kaneb Pipe Line Operating Partnership LP, 5.875%, 6/1/2013                                215,965          210,034
      30,000   Kerr-McGee Corp., 6.875%, 9/15/2011                                                        32,667           32,083
     250,000   Kraft Foods, Inc., 4.00%, 10/1/2008                                                       249,231          245,124
     145,000   Merrill Lynch & Co., Inc., Series C, 5.00%, 1/15/2015                                     144,045          140,520
     305,000   National City Bank Cleveland Ohio, 4.50%, 3/15/2010                                       305,000          301,829
     990,000   News America, Inc., 6.20%, 12/15/2034 +                                                   981,834          978,878
     255,000   Nexen, Inc., 5.875%, 3/10/2035                                                            253,718          243,902
     330,000   Packaging Corp. of America, 5.75%, 8/1/2013                                               341,598          326,750
     250,000   Progress Energy, Inc., 5.85%, 10/30/2008                                                  264,077          258,499
     385,000   Scottish Power Plc, 5.375%, 3/15/2015                                                     384,904          384,078
     475,000   Simon Property Group LP, 4.875%, 8/15/2010                                                478,211          469,687
     215,000   SLM Corp., 5.125%, 8/27/2012                                                              210,404          218,113
     235,000   Sprint Capital Corp., 6.125%, 11/15/2008                                                  250,061          245,625
     560,000   Sprint Capital Corp., 8.75%, 3/15/2032                                                    745,826          726,522
     145,000   Telecom Italia Capital, 4.95%, 9/30/2014 +                                                143,808          138,896
     165,000   Telecom Italia Capital, 6.00%, 9/30/2034 +                                                161,097          159,775
     335,000   Telefonos de Mexico SA, 4.50%, 11/19/2008                                                 334,411          329,354
     830,000   Time Warner Entertainment Co. LP, 8.375%, 7/15/2033                                     1,076,735        1,043,383
      85,000   Time Warner, Inc., 7.625%, 4/15/2031                                                       92,380           99,855
     535,000   United Mexican States, 8.375%, 1/14/2011                                                  604,836          608,830
     230,000   Univision Communications, Inc., 3.50%, 10/15/2007                                         229,668          224,819
     525,000   Verizon Global Funding Corp., 7.75%, 12/1/2030                                            639,906          634,514
     180,000   Viacom, Inc., 6.40%, 1/30/2006                                                            186,444          183,462
     295,000   Viacom, Inc., 6.625%, 5/15/2011                                                           329,230          317,355
     220,000   Viacom, Inc., 7.70%, 7/30/2010                                                            248,973          245,940
     330,000   Vornado Realty Trust, 4.75%, 12/1/2010                                                    329,640          322,778
     355,000   Wachovia Corp., 4.95%, 11/1/2006                                                          369,166          359,424
     290,000   Wachovia Corp., 5.25%, 8/1/2014                                                           288,148          290,826
     425,000   Wellpoint, Inc., 4.25%, 12/15/2009 +                                                      424,174          414,902
      90,000   Wells Fargo & Co., 4.75%, 2/9/2015                                                         88,859           87,229
     142,000   Weyerhaeuser Co., 6.125%, 3/15/2007                                                       147,958          146,926
     345,000   Wyeth, 6.95%, 3/15/2011                                                                   383,024          378,346
     435,000   Zurich Capital Trust I, 8.376%, 6/1/2037 +                                                463,064          474,411
                                                                                                  -------------------------------
               Total Corporate Debt                                                                   24,642,099       24,239,707
                                                                                                  -------------------------------

   PAR VALUE   MORTGAGE-BACKED SECURITIES--31.02%                                                          COST     MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
$ 11,585,000   Fannie Mae, 5.00%, 4/1/2020 ~                                                      $   11,639,305   $   11,574,133
   8,090,000   Fannie Mae, 5.00%, 5/1/2035 ~                                                           7,887,750        7,885,226
  10,245,000   Fannie Mae, 5.50%, 4/1/2035 ~                                                          10,334,644       10,257,806
     339,724   Fannie Mae, 6.00%, 11/1/2015                                                              351,216          351,126
     394,416   Fannie Mae, 8.00%, 10/1/2031                                                              429,534          424,925
     391,639   Fannie Mae, 8.50%, 4/1/2034                                                               430,666          427,378
      94,493   Freddie Mac, 1364 K, 5.00%, 9/15/2007                                                      94,912           94,809
     228,501   Freddie Mac, 6.50%, 11/1/2025                                                             217,183          238,431
   1,829,837   Ginnie Mae, 8.00%, 12/15/2027                                                           1,990,529        1,973,793
                                                                                                  -------------------------------
               Total Mortgage-Backed Securities                                                       33,375,739       33,227,627
                                                                                                  -------------------------------
   PAR VALUE   U.S. GOVERNMENT & AGENCY--21.84%                                                            COST        MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. TREASURIES--15.47%
   2,740,000   U.S. Treasury Bond, 6.00%, 2/15/2026                                                    3,195,879        3,134,409
   3,310,000   U.S. Treasury Bond, 7.25%, 5/15/2016                                                    4,109,919        4,059,017
     110,000   U.S. Treasury Bond, 8.125%, 8/15/2019                                                     150,332          147,989
   5,420,000   U.S. Treasury Note, 2.50%, 10/31/2006                                                   5,384,116        5,320,917
   3,380,000   U.S. Treasury Note, 6.50%, 2/15/2010                                                    3,725,032        3,721,830
     295,000   U.S. Treasury Strip, 0.00%, 8/15/2014                                                     197,073          191,567
                                                                                                  -------------------------------
                                                                                                      16,762,351       16,575,729
                                                                                                  -------------------------------

               U.S. AGENCY ISSUES--6.37%
   2,060,000   Fannie Mae, 1.75%, 6/16/2006                                                            2,041,629        2,010,097
   1,320,000   Fannie Mae, 4.30%, 3/9/2009                                                             1,300,944        1,312,885
     110,000   Fannie Mae, 7.25%, 1/15/2010                                                              125,810          122,806
   3,405,000   Freddie Mac, 3.75%, 8/3/2007                                                            3,404,623        3,375,478
                                                                                                  -------------------------------
                                                                                                       6,873,006        6,821,266
                                                                                                  -------------------------------
               Total U.S. Government & Agency                                                         23,635,357       23,396,995
                                                                                                  -------------------------------
   PAR VALUE   ASSET-BACKED FLOATERS**--28.43%                                                             COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
     560,000   Ameriquest Mortgage Securities, Inc., 2002-AR1 M2, 4.15%, 9/25/2032 *                     561,949          560,959
     154,940   Argent Securities, Inc., 2004-W3 A1, 2.96%, 2/25/2034 *                                   154,940          154,941
     590,000   BMW Floorplan Master Owner Trust, 2003-1A A, 2.88%, 10/17/2008 + *                        590,000          590,320
     520,861   Capital Auto Receivables Asset Trust, 2003-3 A1B, 2.86%, 1/16/2006 *                      520,861          520,886
     635,000   Capital One Master Trust, 2002-3A A, 2.89%, 2/15/2008 *                                   635,172          635,013
     425,000   Capital One Prime Auto Receivables Trust, 2004-1 A4, 2.88%, 8/17/2009 *                   425,000          425,472
      41,633   Centex Home Equity, 2003-A AV1, 3.13%, 3/25/2033 *                                         41,633           41,648
     370,000   Chalet Finance PLC, 2A A1, 3.09%, 11/26/2013 + *                                          370,000          370,424
   1,080,000   Chase Credit Card Owner Trust, 2002 7 A, 2.93%, 2/15/2010 *                             1,083,651        1,082,655
      79,634   Chase Funding Mortgage Loan Asset-Backed Certificates,
                 2004-1 1A1, 2.96%, 11/25/2018 *                                                          79,634           79,633
      50,544   Chase Funding Mortgage Loan Asset-Backed Certificates,
                 2004-1 2A1, 2.96%, 9/25/2021 *                                                           50,544           50,543
     385,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                 2004-1 2A2, 3.08%, 12/25/2033 *                                                         385,000          385,420
     155,153   Chase Funding Mortgage Loan Asset-Backed Certificates,
                 2002-2 2A1, 3.10%, 5/25/2032 *                                                          155,242          155,457
   1,327,488   Chesapeake Funding LLC, 2003-1 A1, 2.99563%, 8/7/2008 *                                 1,327,488        1,327,488

   PAR VALUE   ASSET-BACKED FLOATERS**--28.43% (cont'd)                                                   COST      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
$    865,000   Citibank Credit Card Issuance Trust, 2003-A1 A1, 2.76%, 1/15/2010 *                $      867,589   $      866,700
      47,506   Citifinancial Mortgage Securities, Inc., 2003-4 AF1, 3.02%, 10/25/2033 *                   47,506           47,509
     965,000   College Loan Corp. Trust, 2003-2 A2, 2.84%, 1/25/2012 *                                   965,000          967,461
     708,024   Collegiate Funding Services Education Loan Trust I, 2003-B
                 A1, 2.64875%, 9/30/2013 *                                                               708,024          707,982
      77,022   Countrywide Asset-Backed Certificates, 2003-S2 A1, 3.02%, 12/25/2018 *                     77,022           77,032
   1,097,089   Countrywide Asset-Backed Certificates, 2004-S1 A1, 3.07%, 12/25/2018 *                  1,097,089        1,097,158
     197,160   Countrywide Home Loans, Inc., 2003-42 2A1, 2.78%, 10/25/2033 *                            197,160          196,880
     706,968   Credit-Based Asset Servicing and Securitization CBO Ltd., 9A
                 A1, 2.97%, 4/8/2039 + *                                                                 706,968          706,940
     338,111   Crusade Global Trust, 2004-1 A1, 2.81%, 1/16/2035 *                                       338,111          338,667
     845,000   Distribution Financial Services Floorplan, 2003-2 A, 2.91%, 4/15/2008 *                   845,938          845,775
     215,000   Equifirst Mortgage Loan Trust, 2005-1 A1, 2.89%, 4/25/2035 *                              215,000          215,000
     186,852   Equifirst Mortgage Loan Trust, 2004-1 2A1, 2.95%, 1/25/2034 *                             186,852          186,833
      93,356   Fannie Mae Grantor Trust, 2002-T5 A1, 2.97%, 5/25/2032 *                                   93,356           93,483
     507,415   Fannie Mae Grantor Trust, 2003-T3 1A, 2.97%, 6/25/2033 *                                  507,415          507,594
     402,946   Fannie Mae Whole Loan, 2003-W5 A, 2.96%, 4/25/2033 *                                      402,946          404,498
     184,495   Fannie Mae Whole Loan, 2003-W16 AV1, 3.00%, 11/25/2033 *                                  184,495          184,489
     490,533   First Franklin Mortgage Loan Asset Backed Certificates,
                 2004-FFH1 A2, 2.93%, 3/25/2034 *                                                        490,533          490,529
     500,000   First National Master Note Trust, 2003-1 A, 2.91%, 8/15/2008 *                            500,000          500,419
     565,000   Ford Credit Floorplan Master Owner Trust, 2004-1 A, 2.85%, 7/15/2009 *                    565,508          565,241
     495,000   Ford Credit Floorplan Master Owner Trust, 2001-2 A, 2.95%, 7/15/2008 *                    495,992          495,817
      38,970   GMAC Mortgage Corp. Loan Trust, 2003-AR1 A1, 3.01%, 10/19/2033 *                           38,970           38,949
     155,334   GMAC Mortgage Corp. Loan Trust, 2003-AR2 2A1, 3.04%, 12/19/2033 *                         155,334          155,311
     527,576   GSAMP Trust, 2004-FM2 A3A, 2.98%, 1/25/2034 *                                             527,576          527,308
     149,934   GSAMP Trust, 2003-AHL A2A, 3.05%, 10/25/2033 *                                            149,934          150,088
     199,176   GSAMP Trust, 2004-FM1 A2A, 3.08%, 11/25/2033 *                                            199,176          199,175
     175,191   Indymac Loan Trust, 2003-L1 A1, 3.23%, 11/25/2008 + *                                     175,191          175,191
     414,715   Interstar Millennium Trust, 2003-5G A2, 2.92%, 1/20/2036 *                                414,715          415,752
     379,362   Interstar Millennium Trust, 2004-2G A, 3.21%, 3/14/2036 *                                 379,362          379,465
      67,463   Long Beach Mortgage Loan Trust, 2004-1 A4, 2.98%, 2/25/2034 *                              67,463           67,465
     134,581   MASTR Asset-Backed Securities Trust, 2004-OPT1 A3, 3.11%, 2/25/2034 *                     134,581          134,580
   1,025,000   MBNA Master Credit Card Trust, 2002-A13 A, 2.94%, 5/17/2010 *                           1,028,678        1,027,956
     390,000   MBNA Master Credit Card Trust USA, 1997-K A, 2.93%, 4/15/2008 *                           390,015          390,311
     358,484   Medallion Trust, 2004-1G A1, 3.00313%, 5/25/2035 *                                        358,484          359,244
     234,569   Merrill Lynch Mortgage Investors, Inc., 2004-CB6 AF1, 3.04%, 7/25/2035 *                  234,569          234,662
     203,270   Merrill Lynch Mortgage Investors, Inc., 2004-WMC1 A2, 3.15%, 10/25/2034 *                 203,270          203,864
      26,557   Merrill Lynch Mortgage Investors, Inc., 2003-WMC1 A2, 3.21%, 11/25/2033 *                  26,557           26,569
      29,379   Morgan Stanley ABS Capital I, 2004-HE2 A3, 2.98%, 3/25/2034 *                              29,379           29,378
      37,734   Morgan Stanley ABS Capital I, 2003-NC10 A2, 3.05%, 10/25/2033 *                            37,734           37,740
     520,000   Mound Financing PLC, 2A A2, 2.97%, 11/8/2007 + *                                          520,509          519,722
     490,534   MSDWCC Heloc Trust, 2003-2 A, 3.11%, 4/25/2016 *                                          490,534          491,243
     260,000   Navistar Financial Corp. Owner Trust, 2003-B A3, 3.01%, 4/15/2008 *                       260,000          260,455
     471,923   Nissan Auto Lease Trust, 2003-A A3A, 2.95%, 6/15/2009 *                                   471,923          472,420
   1,000,000   Nissan Master Owner Trust Receivables, 2003-A A1, 2.87%, 9/15/2008 *                    1,001,211        1,000,818
     563,313   NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005 + *@                                            562,980           39,432
      48,130   Option One Mortgage Loan Trust, 2002-2 A, 3.12%, 6/25/2032 *                               48,154           48,237
      96,250   Option One Mortgage Loan Trust, 2001-4 A, 3.15%, 1/25/2032 *                               96,353           96,278
     173,071   Option One Mortgage Loan Trust, 2003-1 A2, 3.27%, 2/25/2033 *                             173,071          173,627

   PAR VALUE       ASSET-BACKED FLOATERS**--28.43% (cont'd)                                                 COST     MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------

$         62,277   Option One Mortgage Securities Corp. NIM Trust, 2003-6A, 3.07%, 10/26/2010 + *    $       62,277  $      62,257
         600,000   Permanent Financing PLC, 4 2A, 3.04%, 3/10/2009 *                                        600,000        600,280
         500,000   Permanent Financing PLC, 3 2A, 3.08%, 9/10/2010 *                                        500,000        500,353
         271,479   Residential Asset Mortgage Products, Inc., 2004-RS6 Al1, 3.00%, 8/25/2022 *              271,479        271,501
         465,709   Residential Asset Mortgage Products, Inc., 2004-RS8 Al1, 3.03%, 12/25/2023 *             465,709        465,811
         160,043   Residential Asset Mortgage Products, Inc., 2003-RS2 All, 3.19%, 3/25/2033 *              160,043        160,469
         541,610   Residential Asset Mortgage Products, Inc., 2003-RS3 All, 3.21%, 4/25/2033 *              542,291        543,428
         110,173   Residential Asset Mortgage Products, Inc., 2002-RS5 All, 3.22%, 9/25/2032 *              110,173        110,450
         151,858   Residential Asset Mortgage Products, Inc., 2003-RS1 All, 3.24%, 2/25/2033 *              151,858        152,403
           5,866   Residential Asset Securities Corp., 2003-KS9 All, 3.01%, 2/25/2021 *                       5,866          5,866
         127,198   Residential Asset Securities Corp., 2002-KS3 A1B, 3.10%, 5/25/2032 *                     127,294        127,327
          85,432   Residential Asset Securities Corp., 2003-KS1 A2, 3.22%, 1/25/2033 *                       85,432         85,697
         292,072   Saxon Asset Securities Trust, 2004-1 A, 3.12%, 3/25/2035 *                               292,072        292,393
         110,714   Saxon Asset Securities Trust, 2003-1 AV1, 3.16%, 6/25/2033 *                             110,714        110,908
         148,517   Securitized Asset Backed Receivables LLC Trust, 2004-OP1 A2, 3.10%, 2/25/2034 *          148,517        148,516
         168,043   SLM Student Loan Trust, 2004-9 A1, 2.69%, 10/26/2009 *                                   167,971        168,010
         284,126   SLM Student Loan Trust, 2003-8 A2, 3.05%, 6/15/2011 *                                    284,268        284,202
         464,995   SLM Student Loan Trust, 2004-A A1, 3.07%, 3/15/2017 *                                    464,995        465,432
         226,507   Specialty Underwriting & Residential Finance, 2004-BC2 A2, 3.12%, 5/25/2035 *            226,507        227,146
          69,113   Specialty Underwriting & Residential Finance, 2003-BC1 A, 3.19%, 1/25/2034 *              69,113         69,176
         145,263   Structured Asset Securities Corp., 2003-BC1 A, 3.35%, 5/25/2032 *                        145,263        145,652
         665,000   Volkswagon Credit Auto Master Trust, 2000-1 A, 3.005%, 8/20/2007 *                       665,587        665,417
         416,034   Wachovia Asset Securitization, Inc., 2003-HE3 A, 3.10%, 11/25/2033 *                     416,034        416,726
         845,000   World Omni Master Owner Trust, 2004-1 A, 2.88%, 12/15/2008 *                             845,000        845,837
                                                                                                     -----------------------------
                   Total Asset-Backed Floaters **                                                        30,967,804     30,457,363
                                                                                                     -----------------------------

PRINCIPAL AMOUNT   SHORT TERM INVESTMENTS--12.74%                                                           COST      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   U.S. TREASURIES--7.98%
       6,000,000   U.S. Treasury Bill, 2.64%, 4/21/2005 *                                                 5,991,200      5,991,200
       2,560,000   U.S. Treasury Note, 1.625%, 4/30/2005                                                  2,558,232      2,557,599
                                                                                                     -----------------------------
                   Total U.S. Treasuries                                                                  8,549,432      8,548,799
                                                                                                     -----------------------------

                   REPURCHASE AGREEMENT--4.76%
       5,099,486   State Street Bank and Trust Co., 1.85%, dated 3/31/2005, due 4/1/2005, repurchase price $5,099,748 (collateralized by U.S. Treasury Bond, 6.25%,
                     8/15/2023)                                                                           5,099,486      5,099,486
                                                                                                     -----------------------------
                   Total Short Term Investments                                                          13,648,918     13,648,285
                                                                                                     -----------------------------
                   Total Investments-130.92%                                                         $  141,641,794    140,252,521
                                                                                                     ==============
                   Liabilities less Other Assets-(30.92)%                                                              (33,120,553)
                                                                                                                     -------------
                   NET ASSETS-100.00%                                                                                $ 107,131,968
                                                                                                                     =============

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

 ~ When-issued security.

 * Security pledged as collateral for when-issued purchase commitment outstanding as of March 31, 2005.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of March 31, 2005.

 @ Security in default, non-income producing.

FUND EXPENSE EXAMPLE

EXAMPLE

As a shareholder of the Ariel Mutual Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Ariel Mutual Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Ariel Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included, in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled, EXPENSES PAID DURING PERIOD, to estimate the expenses you paid on your account during this period in each Fund.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Ariel Mutual Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Ariel Mutual Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Ariel Mutual Funds. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                          BEGINNING ACCOUNT VALUE    ENDING ACCOUNT VALUE       EXPENSES PAID        ANNUALIZED
FUND/CLASS AND RETURN                         OCTOBER 1, 2004           MARCH 31, 2005          DURING PERIOD*      EXPENSE RATIO*
----------------------------------------------------------------------------------------------------------------------------------
ARIEL FUND
 Actual                                          $  1,000.00              $  1,083.70              $  5.40              1.04%
 Hypothetical (5% before expenses)               $  1,000.00              $  1,019.75              $  5.24              1.04%

ARIEL APPRECIATION FUND
 Actual                                          $  1,000.00              $  1,068.10              $  6.03              1.17%
 Hypothetical (5% before expenses)               $  1,000.00              $  1,019.10              $  5.89              1.17%

ARIEL PREMIER BOND FUND-INVESTOR CLASS
 Actual                                          $  1,000.00              $  1,004.50              $  4.25              0.85%
 Hypothetical (5% before expenses)               $  1,000.00              $  1,020.69              $  4.28              0.85%

ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS
 Actual                                          $  1,000.00              $  1,007.50              $  2.25              0.45%
 Hypothetical (5% before expenses)               $  1,000.00              $  1,022.69              $  2.27              0.45%

*Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENTS OF ASSETS & LIABILITIES                    MARCH 31, 2005 (UNAUDITED)

                                                                              ARIEL               ARIEL
                                                           ARIEL           APPRECIATION        PREMIER BOND
                                                            FUND               FUND                FUND
                                                     --------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value
  (cost $2,182,648,509, $2,443,413,465
  and $136,542,308, respectively)                    $  2,812,465,858    $  3,054,855,119    $    135,153,035
Investments in affiliated securities, at value
  (cost $498,169,762)                                     696,639,395                  --                  --
Repurchase agreements, at value
  (cost $1,016,702,756, $184,466,051
  and $5,099,486, respectively)                         1,016,702,756         184,466,051           5,099,486
Receivable for fund shares issued                          17,399,007           6,368,910              81,144
Receivable for securities sold                                     --          24,730,733          11,956,715
Dividends and interest receivable                           2,756,679           5,906,152             720,687
Prepaid and other assets                                      111,188              68,009                  --
                                                     --------------------------------------------------------
    Total assets                                        4,546,074,883       3,276,394,974         153,011,067
                                                     --------------------------------------------------------
LIABILITIES:
Payable for securities purchased                           18,409,319          38,292,395          45,510,257
Payable for shares redeemed                                12,509,505           4,235,001             357,754
Shareholder distribution payable                                   --                  --              11,088
Other liabilities                                           1,445,136           1,164,403                  --
                                                     --------------------------------------------------------
    Total liabilities                                      32,363,960          43,691,799          45,879,099
                                                     --------------------------------------------------------
NET ASSETS                                           $  4,513,710,923    $  3,232,703,175    $    107,131,968
                                                     ========================================================

NET ASSETS CONSIST OF:
Paid-in capital                                      $  3,572,294,934    $  2,575,827,315    $    106,355,451
Undistributed net investment income (loss)                 (1,160,941)          1,850,303             (32,552)
Accumulated net realized gain on investment               114,289,948          43,584,003           2,198,342
transactions
Net unrealized appreciation (depreciation) on
investments and foreign currency translations             828,286,982         611,441,554          (1,389,273)
                                                     --------------------------------------------------------
  Total net assets                                   $  4,513,710,923    $  3,232,703,175    $    107,131,968
                                                     ========================================================

Total net assets                                     $  4,513,710,923    $  3,232,703,175
Investor Class                                                                               $     29,922,300
Institutional Class                                                                          $     77,209,668

Shares outstanding (no par value)                          85,157,704          69,684,897
Investor Class                                                                                      2,943,890
Institutional Class                                                                                 7,587,642

Net asset value, offering and redemption price
per share                                            $          53.00    $          46.39
Investor Class                                                                               $          10.16
Institutional Class                                                                          $          10.18

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS             SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                              ARIEL               ARIEL
                                                           ARIEL           APPRECIATION        PREMIER BOND
                                                            FUND               FUND                FUND
                                                     --------------------------------------------------------
INVESTMENT INCOME:
Dividends                                            $     15,461,419(a) $     22,216,035(b) $             --
Interest                                                    5,297,932             997,099           3,206,576
                                                     --------------------------------------------------------
  Total investment income                                  20,759,351          23,213,134           3,206,576
                                                     --------------------------------------------------------

EXPENSES:
Management fees                                            11,432,406          10,531,878             441,167
Distribution fees                                           5,026,561           3,906,887              34,904
Shareholder service fees                                    2,884,636           2,505,583                  --
Transfer agent fees and expenses                              666,645             543,929                  --
Printing and postage expenses                                 561,024             474,449                  --
Federal and state registration fees                           165,643              59,237                  --
Trustees' fees and expenses                                    65,275              65,276                  --
Custody fees and expenses                                      66,011              49,040                  --
Professional fees                                              38,641              39,381                  --
Miscellaneous expenses                                         60,690              63,446                  --
                                                     --------------------------------------------------------
  Total expenses                                           20,967,532          18,239,106             476,071
                                                     --------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 (208,181)          4,974,028           2,730,505
                                                     --------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments                          118,916,770          64,968,793           3,542,566
Change in net unrealized appreciation/depreciation
  on investments and foreign currency translations        185,095,221         131,422,910          (3,813,002)
                                                     --------------------------------------------------------
Net gain (loss) on investments                            304,011,991         196,391,703            (270,436)
                                                     --------------------------------------------------------
Net increase in net assets
  resulting from operations                          $    303,803,810    $    201,365,731    $      2,460,069
                                                     ========================================================

(a) Includes $2,179,326 in dividends from affiliated issuers. See Note Six for information on affiliated issuers.

(b)  Net of $15,741 in foreign tax witheld.

     The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                   MARCH 31, 2005 (UNAUDITED)

                                                                  ARIEL FUND                       ARIEL APPRECIATION FUND
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                     MARCH 31, 2005        YEAR ENDED        MARCH 31, 2005        YEAR ENDED
                                                      (UNAUDITED)      SEPTEMBER 30, 2004     (UNAUDITED)      SEPTEMBER 30, 2004
                                                    -----------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                        $       (208,181)  $        1,583,312   $      4,974,028   $          355,476
Net realized gain on investments                         118,916,770          129,294,082         64,968,793          102,156,647
Change in net unrealized appreciation/depreciation
  on investments and foreign currency translations       185,095,221          402,037,941        131,422,910          211,453,634
                                                    -----------------------------------------------------------------------------
Net increase in net assets from operations               303,803,810          532,915,335        201,365,731          313,965,757
                                                    -----------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS:
Net investment income                                     (1,801,459)                  --         (3,123,725)                  --
Capital gains                                           (129,551,312)                  --        (79,776,052)                  --
                                                    -----------------------------------------------------------------------------
Total distributions                                     (131,352,771)                  --        (82,899,777)                  --
                                                    -----------------------------------------------------------------------------

SHARE TRANSACTIONS:
Shares sold                                            1,238,093,466        1,429,592,208        465,217,830        1,046,704,391
Shares issued to holders in reinvestment of              117,202,344                   --         79,635,891                   --
  dividends
Shares redeemed                                         (401,381,894)        (583,029,135)      (349,733,875)        (506,435,992)
                                                    -----------------------------------------------------------------------------
Net increase from share transactions                     953,913,916          846,563,073        195,119,846          540,268,399
                                                    -----------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                           1,126,364,955        1,379,478,408        313,585,800          854,234,156

NET ASSETS:
Beginning of period                                    3,387,345,968        2,007,867,560      2,919,117,375        2,064,883,219
                                                    -----------------------------------------------------------------------------
End of period                                       $  4,513,710,923   $    3,387,345,968   $  3,232,703,175   $    2,919,117,375
                                                    =============================================================================
Undistributed net investment income (loss)
  included in net assets at end of period           $     (1,160,941)  $          848,699   $      1,850,303   $               --
                                                    =============================================================================

                                                                                                   ARIEL PREMIER BOND FUND
                                                                                            -------------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                             MARCH 31, 2005        YEAR ENDED
                                                                                              (UNAUDITED)      SEPTEMBER 30, 2004
                                                                                            -------------------------------------
OPERATIONS:
Net investment income                                                                       $      2,730,505   $        6,280,448
Net realized gain on investments                                                                   3,542,566            5,785,836
Change in net unrealized appreciation/depreciation on investments                                 (3,813,002)          (2,856,251)
                                                                                            -------------------------------------
Net increase in net assets from operations                                                         2,460,069            9,210,033
                                                                                            -------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                             (2,770,078)          (6,317,726)
Capital gains                                                                                     (5,659,816)          (8,754,790)
                                                                                            -------------------------------------
Total distributions                                                                               (8,429,894)         (15,072,516)
                                                                                            -------------------------------------

SHARE TRANSACTIONS:
Shares sold                                                                                       20,087,386           42,620,913
Shares issued to holders in reinvestment of dividends                                              8,025,173           15,275,103
Shares redeemed                                                                                 (174,690,659)         (33,987,457)
                                                                                            -------------------------------------
Net increase (decrease) from share transactions                                                 (146,578,100)          23,908,559
                                                                                            -------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (152,547,925)          18,046,076

NET ASSETS:
Beginning of period                                                                              259,679,893          241,633,817
                                                                                            -------------------------------------
End of period                                                                               $    107,131,968   $      259,679,893
                                                                                            =====================================
Undistributed net investment income
  (loss) included in net assets at end of period                                            $        (32,552)  $            7,021
                                                                                            =====================================

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                MARCH 31, 2005 (UNAUIDITED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                ARIEL FUND
                                     ---------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED MARCH 31,                         YEAR ENDED SEPTEMBER 30
                                         2005 (UNAUDITED)            2004           2003           2002         2001       2000
                                     ---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     50.62          $     40.84     $     35.18   $     33.58   $   35.66   $   37.99
Income from investment operations:
  Net investment income (loss)                    (0.01)                0.02           (0.02)        (0.05)       0.18        0.21
  Net realized and unrealized gains
    on investments                                 4.20                 9.76            6.20          2.29        3.74        3.58
                                     ---------------------------------------------------------------------------------------------
Total from investment operations                   4.19                 9.78            6.18          2.24        3.92        3.79
Distributions to shareholders:
  Dividends from net investment
   income                                         (0.02)                  --              --         (0.11)      (0.25)      (0.08)
  Distributions from capital gains                (1.79)                  --           (0.52)        (0.53)      (5.75)      (6.04)
                                     ---------------------------------------------------------------------------------------------
Total distributions                               (1.81)                  --           (0.52)        (0.64)      (6.00)      (6.12)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period              $     53.00          $     50.62     $     40.84   $     35.18   $   33.58   $   35.66
                                     =============================================================================================
Total return                                       8.37%(a)            23.95%          17.82%         6.62%      12.24%      13.63%
Supplemental data and ratios:
  Net assets, end of period,
    in thousands                            $ 4,513,711          $ 3,387,346     $ 2,007,868   $ 1,140,501   $ 409,499   $ 227,561
  Ratio of expenses to average
    net assets                                     1.04%(b)             1.07%           1.10%         1.19%       1.19%       1.24%
  Ratio of net investment income
    (loss) to average net assets                  (0.01)%(b)            0.06%          (0.05)%       (0.12)%      0.59%       0.65%
  Portfolio turnover rate                             8%(a)               16%              4%            6%         24%         48%

                                                                           ARIEL APPRECIATION FUND
                                     ---------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED MARCH 31,                         YEAR ENDED SEPTEMBER 30
                                         2005 (UNAUDITED)            2004           2003           2002         2001       2000
                                     ---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     44.62          $     38.99     $     31.49   $     32.40   $   33.68   $   33.84
Income from investment operations:
  Net investment income (loss)                     0.07                 0.01           (0.02)        (0.02)       0.10        0.08
  Net realized and unrealized gains
    (losses) on investments                        2.95                 5.62            7.64         (0.12)       2.69        2.95
                                     ---------------------------------------------------------------------------------------------
Total from investment operations                   3.02                 5.63            7.62         (0.14)       2.79        3.03
Distributions to shareholders:
  Dividends from net investment
    income                                        (0.05)                  --              --         (0.06)      (0.12)      (0.04)
  Distributions from capital gains                (1.20)                  --           (0.12)        (0.71)      (3.95)      (3.15)
                                     ---------------------------------------------------------------------------------------------
Total distributions                               (1.25)                  --           (0.12)        (0.77)      (4.07)      (3.19)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period              $     46.39          $     44.62     $     38.99   $     31.49   $   32.40   $   33.68
                                     =============================================================================================
Total return                                       6.81%(a)            14.44%          24.29%        (0.73)%      8.83%      10.35%
Supplemental data and ratios:
  Net assets, end of period,
    in thousands                            $ 3,232,703          $ 2,919,117     $ 2,064,883   $ 1,274,543   $  564,28   $ 307,117
Ratio of expenses to average
  net assets, including
  reimbursements                                   1.17%(b)             1.15%(c)        1.20%         1.26%       1.26%       1.31%
Ratio of net investment income
  (loss) to average net assets                     0.32%(b)             0.01%          (0.06)%       (0.06)%      0.35%       0.25%
Portfolio turnover rate                              10%(a)               19%             32%           13%         28%         31%

(a)  Not annualized.

(b)  Annualized.

(c) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

     The accompanying notes are an integral part of the financial statements.

                                                                           ARIEL PREMIER BOND FUND
                                     ---------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED MARCH 31,                         YEAR ENDED SEPTEMBER 30
                                         2005 (UNAUDITED)            2004           2003           2002         2001       2000
                                     ---------------------------------------------------------------------------------------------
INVESTOR CLASS

Net asset value, beginning of period        $     10.51          $     10.80     $     10.72   $     10.45   $    9.87   $    9.91
Income from investment operations:
  Net investment income                            0.14                 0.23            0.28          0.39        0.51        0.56
  Net realized and unrealized gains
    (losses) on investments                       (0.09)                0.11            0.24          0.37        0.58       (0.04)
                                     ---------------------------------------------------------------------------------------------
Total from investment operations                   0.05                 0.34            0.52          0.76        1.09        0.52
Distributions to shareholders:
  Dividends from net investment
    income                                        (0.14)               (0.23)          (0.28)        (0.39)      (0.51)      (0.56)
  Distributions from capital gains                (0.26)               (0.40)          (0.16)        (0.10)         --          --
                                     ---------------------------------------------------------------------------------------------
Total distributions                               (0.40)               (0.63)          (0.44)        (0.49)      (0.51)      (0.56)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period              $     10.16          $     10.51     $     10.80   $     10.72   $   10.45   $    9.87
                                     =============================================================================================
Total return                                       0.45%(a)             3.29%           5.01%         7.56%      11.27%       5.43%
Supplemental data and ratios:
  Net assets, end of period,
    in thousands                            $    29,922          $    26,043     $    26,122   $    22,291   $   9,801   $   2,841
  Ratio of expenses to average
    net assets                                     0.85%(b)             0.85%           0.85%         0.85%       0.85%       0.85%
  Ratio of net investment income
    to average net assets                          2.67%(b)             2.21%           2.63%         3.65%       4.77%       5.70%
  Portfolio turnover rate                           258%(a)              390%            343%          333%        410%        492%

INSTITUTIONAL CLASS

Net asset value, beginning of year          $     10.52          $     10.81     $     10.73   $     10.45   $    9.87   $    9.91
Income from investment operations:
  Net investment income                            0.16                 0.28            0.33          0.43        0.55        0.60
  Net realized and unrealized gains
    (losses) on investments                       (0.08)                0.11            0.24          0.38        0.58       (0.04)
                                     ---------------------------------------------------------------------------------------------
Total from investment operations                   0.08                 0.39            0.57          0.81        1.13        0.56
Distributions to shareholders:
  Dividends from net investment
    income                                        (0.16)               (0.28)          (0.33)        (0.43)      (0.55)      (0.60)
  Distributions from capital gains                (0.26)               (0.40)          (0.16)        (0.10)         --          --
                                     ---------------------------------------------------------------------------------------------
Total distributions                               (0.42)               (0.68)          (0.49)        (0.53)      (0.55)      (0.60)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period              $     10.18          $     10.52     $     10.81   $     10.73   $   10.45   $    9.87
                                     =============================================================================================
Total return                                       0.75%(a)             3.72%           5.43%         8.08%      11.71%       5.85%
Supplemental data and ratios:
  Net assets, end of period,
    in thousands                            $    77,210          $   233,637     $   215,512   $   195,572   $ 213,160   $ 167,717
  Ratio of expenses to average
    net assets                                     0.45%(b)             0.45%           0.45%         0.45%       0.45%       0.45%
  Ratio of net investment income
    to average net assets                          2.98%(b)             2.61%           3.04%         4.14%       5.36%       6.10%
  Portfolio turnover rate                           258%(a)              390%            343%          333%        410%        492%

(a) Not annualized.

(b) Annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS                    MARCH 31, 2005 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund (the "Funds") are diversified portfolios of the Trust. The Ariel Premier Bond Fund has two classes of shares:
Investor Class and Institutional Class.

On November 15, 2004, the Trust's Board adopted a Plan of Liquidation for the Ariel Premier Growth Fund, and the Plan was approved by shareholders on January 14, 2005. The Ariel Premier Growth Fund was liquidated on January 14, 2005.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt securities having a maturity over 60 days are valued using bid quotations, as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FOREIGN TRANSACTIONS - The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds' records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resulting exchange gains and losses are included in net realized gain (loss) on investments and foreign currency related transactions in the Statements of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method.

The Ariel Premier Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Ariel Premier Bond Fund's ability to manage its investment portfolio and meet redemption requests. The Ariel Premier Bond Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Ariel Premier Bond Fund in a dollar amount sufficient to make payment for the securities to be purchased will be designated on the Ariel Premier Bond Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

At March 31, 2005, the Ariel Premier Bond Fund had $29,861,699 in purchase commitments outstanding (28% of net assets) for such securities, with a corresponding amount of assets designated.

EXPENSES - The Funds contract and are charged for those expenses that are directly attributable to each Fund. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds. The Ariel Premier Bond Fund has two classes of shares: Investor Class and Institutional Class, each with differing expense structures. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses. Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds. The fees incurred under these arrangements are reported as "Shareholder service fees" in the Statements of Operations.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid at least annually for the Ariel Fund and Ariel Appreciation Fund and declared daily and paid monthly for the Ariel Premier Bond Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.

NOTE THREE | CAPITAL SHARE TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS ENDED MARCH 31, 2005
                               ---------------------------------------------------------------------------
                                                                                 ARIEL PREMIER BOND FUND
                                                                               ---------------------------
                                  ARIEL FUND     ARIEL APPRECIATION FUND       INVESTOR      INSTITUTIONAL
                               ---------------------------------------------------------------------------
Shares Sold                        23,657,824                 10,080,444         833,624         1,104,987
Shares reinvested                   2,263,521                  1,746,903          84,541           694,107
Shares redeemed                    (7,686,050)                (7,571,485)       (451,596)      (16,417,229)
                               ---------------------------------------------------------------------------
Net increase (decrease)
in shares outstanding              18,235,295                  4,255,862         466,569       (14,618,135)
                               ===========================================================================

                                                         YEAR ENDED SEPTEMBER 30, 2004
                               ---------------------------------------------------------------------------
                                                                                 ARIEL PREMIER BOND FUND
                                                                               ---------------------------
                                  ARIEL FUND     ARIEL APPRECIATION FUND       INVESTOR      INSTITUTIONAL
                               ---------------------------------------------------------------------------
Shares Sold                        30,123,757                 24,158,954         854,034         3,241,288
Shares reinvested                          --                         --         120,420         1,345,654
Shares redeemed                   (12,371,501)               (11,682,464)       (916,607)       (2,326,010)
                               ---------------------------------------------------------------------------
Net increase
in shares outstanding              17,752,256                 12,476,490          57,847         2,260,932
                               ===========================================================================

Transactions in dollars of beneficial interest for each class of the Ariel Premier Bond Fund were as follows:

                               SIX MONTHS ENDED MARCH 31, 2005                  YEAR ENDED SEPTEMBER 30, 2004
                         -------------------------------------------------------------------------------------------------
                                   ARIEL PREMIER BOND FUND                         ARIEL PREMIER BOND FUND
                         -------------------------------------------------------------------------------------------------
                          INVESTOR      INSTITUTIONAL        TOTAL          INVESTOR       INSTITUTIONAL        TOTAL
                         -------------------------------------------------------------------------------------------------
Shares sold              $  8,598,467   $   11,488,919   $   20,087,386   $    8,933,146   $   33,687,767   $   42,620,913
Shares reinvested             869,789        7,155,384        8,025,173        1,253,255       14,021,848       15,275,103
Shares redeemed            (4,661,505)    (170,029,154)    (174,690,659)      (9,602,372)     (24,385,085)     (33,987,457)
                         -------------------------------------------------------------------------------------------------
Net increase (decrease)  $  4,806,751   $ (151,384,851)  $ (146,578,100)  $      584,029   $   23,324,530   $   23,908,559
                         =================================================================================================

Redemptions for the Ariel Premier Bond Fund Institutional class during the six months ended March 31, 2005 include the redemption of a significant shareholder account in January 2005 that, as of the date of redemption, comprised 55% of the fund's total net assets.

NOTE FOUR | INVESTMENT TRANSACTIONS, DISTRIBUTIONS AND FEDERAL INCOME TAX
MATTERS

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the six months ended March 31, 2005 were as follows:

                               ARIEL FUND         ARIEL APPRECIATION FUND     ARIEL PREMIER BOND FUND
                            --------------------------------------------------------------------------
Purchases                   $   616,718,072           $   367,461,128             $   420,511,662
Sales                       $   256,855,066           $   309,835,253             $   505,309,236

Purchases and sales of U.S. government securities for the Ariel Premier Bond Fund for the six months ended March 31, 2005 were $132,137,228 and $164,182,395, respectively.

Distributions for financial reporting purposes for each class of the Ariel Premier Bond Fund for the six months ended March 31, 2005 and the year ended September 30, 2004 were as follows:

                                                                ARIEL PREMIER BOND FUND
                         -------------------------------------------------------------------------------------------------
                                            2005                                               2004
                         -------------------------------------------------------------------------------------------------
                           INVESTOR     INSTITUTIONAL         TOTAL          INVESTOR      INSTITUTIONAL        TOTAL
                         -------------------------------------------------------------------------------------------------
Distributions from:
  Net investment income  $    382,245   $    2,387,833   $    2,770,078   $      553,543   $    5,764,183   $    6,317,726
  Capital gains               647,222        5,012,594        5,659,816          925,186        7,829,604        8,754,790
                         -------------------------------------------------------------------------------------------------
Total distributions      $  1,029,467   $    7,400,427   $    8,429,894   $    1,478,729   $   13,593,787   $   15,072,516
                         =================================================================================================

NOTE FIVE | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES

Ariel Capital Management, LLC (the "Adviser") provides investment advisory and administrative services to each Fund of the Trust under various agreements (the "Management Agreements"). Pursuant to the Management Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below.

                                                  ARIEL FUND      ARIEL APPRECIATION FUND
                                               ------------------------------------------
MANAGEMENT FEES:
Average Daily Net Assets:
  First $500 million                                0.65%                 0.75%
  Next $500 million                                 0.60%                 0.70%
  Over $1 billion                                   0.55%                 0.65%

The Adviser has contractually agreed to reimburse the Ariel Fund and the Ariel Appreciation Fund to the extent operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed the following rates on average daily net assets: 1.50% of the first $30 million and 1.00% of net assets in excess of $30 million for each of the Ariel Fund and the Ariel Appreciation Fund. Pursuant to the Ariel Premier Bond Fund's investment advisory and administrative services agreements, the Adviser pays all of the Ariel Premier Bond Fund's expenses other than investment advisory fees, administrative services fees, interest, taxes, brokerage commissions, extraordinary expenses, and the Investor Class Rule 12b-1 distribution fees. The Ariel Premier Bond fund combines investment advisory fees and administrative services fees as "Management fees" in the Statement of Operations.

The following information for the Ariel Premier Bond Fund is for the six months ended March 31, 2005:

                                                     ARIEL PREMIER BOND FUND
                              ---------------------------------------------------------------------
                                       RATES                          AMOUNT
                              ---------------------------------------------------------------------
                                INVESTOR    INSTITUTIONAL     INVESTOR    INSTITUTIONAL     TOTAL
                              ---------------------------------------------------------------------
Investment advisory fees            0.35%            0.35%   $   48,866   $     277,975   $ 326,841
Administrative service fees         0.25%            0.10%       34,905          79,421     114,326
                              ---------------------------------------------------------------------
Total management fees               0.60%            0.45%   $   83,771   $     357,396   $ 441,167
                              =====================================================================

Ariel Distributors, Inc. is the Funds' distributor and principal underwriter ("the Distributor"). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund-Investor Class. Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid to the Distributor for its services. Distribution fee expense totaled $8,968,352 for the Funds during the six months ended March 31, 2005. These amounts were paid to the Distributor, which reallowed $6,550,615 to broker-dealers who distribute fund shares. The remaining amount was retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees' fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

NOTE SIX | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Ariel Fund had the following transactions during the six months ended March 31, 2005 with affiliated companies:

                                                      SHARE ACTIVITY                                         DIVIDENDS CREDITED
                                 --------------------------------------------------------                      TO INCOME FOR
                                      BALANCE                                  BALANCE         VALUE AT       SIX MONTHS ENDED
SECURITY NAME                    SEPTEMBER 30, 2004    PURCHASES   SALES   MARCH 31, 2005   MARCH 31, 2005     MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
Anixter International, Inc.               2,510,450           --      --        2,510,450   $   90,752,768   $               --
Bob Evans Farms, Inc.                     2,208,808       16,700      --        2,225,508       52,188,163              530,114
Horace Mann Educators Corp.               3,386,175      463,700      --        3,849,875       68,296,782              759,785
IDEX Corp.                                3,458,450           --      --        3,458,450      139,548,457              830,028
Invacare Corp.                            2,375,975       36,700      --        2,412,675      107,677,685               59,399
Jones Lang LaSalle Inc.                   2,445,400      209,800      --        2,655,200      123,865,080                   --
Valassis Communications, Inc.             3,220,350       49,400      --        3,269,750      114,310,460                   --
                                                                                            -----------------------------------
                                                                                            $  696,639,395   $        2,179,326
                                                                                            ===================================

For the six months ended March 31, 2005, there were no sales of such shares. Horace Mann and its affiliates distribute fund shares on terms comparable to other distributors and receive shareholder service fees from the Ariel Fund and 12b-1 fees from the Distributor.

NOTE SEVEN | SUBSEQUENT EVENT: PROPOSED PLAN OF REORGANIZATION OF THE ARIEL PREMIER BOND FUND

On March 1, 2005, the Board of Trustees of the Trust adopted a proposed form of agreement and Plan of Reorganization and Termination for the Ariel Premier Bond Fund. Subject to the approval of shareholders, it is expected that the Ariel Premier Bond Fund will be reorganized in June 2005.

IMPORTANT SUPPLEMENTAL INFORMATION                    MARCH 31, 2005 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES, AND RECORD - Both a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 1-800-292-7435. Such information for the Ariel Mutual Funds is also available on the Securities and Exchange Commission's ("SEC") web site at www.sec.gov.

RESULTS OF SHAREHOLDER PROXY/LIQUIDATION OF ARIEL PREMIER GROWTH FUND - At the November 15, 2004 Board of Trustees meeting, the Board, including the Independent Trustees, upon the recommendation of the Adviser, approved a plan to liquidate and close Ariel Premier Growth Fund. At a special meeting of Shareholders of the Ariel Premier Growth Fund held January 14, 2005, the results of the Proposal were as follows:

Proposal 1: Approval of the liquidation and dissolution of the Ariel Premier Growth Fund pursuant to a plan of liquidation and termination.

  VOTES FOR      VOTES AGAINST    ABSTENTIONS     BROKER NON-VOTES
-------------   --------------   -------------   ------------------
  1,276,074          32,335           4,813               0

Following this vote, the liquidation occurred on January 14, 2005. Lincoln Equity Management, LLC was the investment sub-adviser to the Ariel Premier Growth Fund.

SHAREHOLDER STATEMENTS AND REPORTS - When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, should you wish to receive individual copies of materials, please contact us at 1-800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE - The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year (commencing with the quarter ended December 31, 2004) on Form N-Q which are available on the SEC's website at www.sec.gov. Additionally, the Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call 1-800-SEC-0330.

All Ariel Mutual Funds quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on our web site at arielmutualfunds.com. Shareholders also may obtain copies of shareholder reports upon request by contacting us directly at 1-800-292-7435 or by writing to us at P.O. Box 219121, Kansas City, Missouri 64121-9121.

APPROVAL OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS - Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund (the "Funds") are series of Ariel Investment Trust, an open-end, diversified management investment company organized as a serial Massachusetts business trust (the "Trust"). Ariel Capital Management, LLC (the "Adviser") acts as investment adviser and fund administrator under management agreements with the Trust for each of the Ariel Fund and Ariel Appreciation Fund (the "Management Agreements"). The Adviser also acts as investment adviser to the Ariel Premier Bond Fund pursuant to the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund (the "Advisory and Administrative Services Agreement" and together with the Management Agreements, collectively, the "Advisory Agreements").

The Trust's Board of Trustees (the "Board" or "Trustees") is scheduled to meet four times a year. The Trustees, including those Trustees who were not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees"), believe that matters bearing on the Advisory Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the

Independent Trustees. The Trustees, including the Independent Trustees, regularly review, among other issues: (i) arrangements in respect of the distribution of the Funds' shares; (ii) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay the Funds' expenses and to pay for research and other similar services; (iii) the Adviser's management of the relationships with the Funds' third party service providers, including custodian and transfer agents; (iv) the resources devoted to and the record of compliance with the Funds' investment policies and restrictions and with policies on personal securities transactions; and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In November 2004, the Trustees, including a majority of the Independent Trustees voting in person, approved the continuation, without any material changes, of the: (1) Management Agreements and (2) the Advisory and Administrative Services Agreement. In considering the Advisory Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In approving the renewal of the Advisory Agreements at their November 15, 2004 Board of Trustees meeting, the Board, including the Independent Trustees, reviewed significant information provided by the Adviser in response to written questions from the Independent Trustees and held extended discussions with independent counsel to the Independent Trustees concerning the same.

The Trustees considered the nature, extent and quality of the services provided by the Adviser. They also reviewed the nature and quality of the investment advisory and administrative services provided under the Advisory Agreements in relation to the fees. It was noted that no significant changes had occurred in the investment services provided by the Adviser and that the Adviser had added 15 new employees at all levels of the Adviser during the past fiscal year. The Trustees noted that the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds. The Trustees also noted the "A" rating for corporate governance that the Adviser and the Funds recently received from Morningstar.

The Trustees conducted an in-depth review of the comparative fund data from Lipper Analytical Services provided to the Trustees by the Adviser, as well as the profitability of the Adviser with respect to the Funds. The Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group in which each fund is classified, and the Trustees discussed the value of such information. The Trustees noted that the Funds' performance has been reasonable when compared to its relevant benchmarks and other funds with similar investment objectives and of similar asset size. The Trustees noted especially the long-term performance of the Ariel Fund and the Ariel Appreciation Fund and the fact that few funds in the small-and mid-cap arenas have as long a track record as the Ariel Fund and the Ariel Appreciation Fund, respectively. The Trustees concluded that the profitability of the Adviser for providing services to the Funds is fair and reasonable.

The Trustees also reviewed comparable data in connection with their review of the Advisory and Administrative Services Agreement. Lehman Brothers Asset Management LLC (f/k/a Lincoln Capital Fixed Income Management Company, LLC ("Lehman" or the "Sub-Adviser") acts as investment sub-adviser to Ariel Premier Bond Fund. Lehman is controlled by, and a wholly owned subsidiary of, Lehman Brothers Holdings, Inc. Under a separate Subadvisory Agreement with the Adviser, Lehman manages the day-to-day investment operations for the Bond Fund. The Bond Fund does not pay any fees directly to the Sub-Adviser. Although the Subadvisory Agreement for the Bond Fund was not up for review at the November 2004 meeting, the Trustees reviewed the performance and experience of the Sub-Adviser. It was noted that the Sub-Adviser had achieved relatively good performance over the long-term. The Trustees also noted that the expenses for the Bond Fund were below average compared to the Fund's peers.

The Trustees also considered the reasonableness of the fees under the Management Agreements. The Trustees reviewed the Adviser's costs in providing the services and the profits realized by the Adviser from the relationship with the Ariel Fund and Ariel Appreciation Fund. As part of this review, the Trustees relied upon comparisons of the fees paid under the Management Agreements and those paid under other advisory contracts, including fees paid to the Adviser by its institutional clients and sub-advisory relationships.

The Trustees noted a number of aspects with respect to the Adviser's management of the Ariel Fund and Ariel Appreciation Fund. First, the Management Agreements were written such that the Adviser pays for fund administration and fund accounting out of the advisory fees collected. This arrangement is atypical in that fund accounting and fund administration fees are frequently charged directly to a fund as opposed to being included in advisory fees. Second, shareholder servicing needs and fund industry regulations far exceed those required for private separate accounts. To provide excellent service to the Funds' shareholders, the Adviser has hired and trained registered Shareholder Servicing Representatives to answer calls and handle investor visits. The Adviser has added significant resources to its Legal and Compliance, Fund Administration and Operations Departments to tighten controls and address new fund regulations. Third, the Adviser pays for many costs associated with marketing the Funds, such as web site costs, advertising, sponsorships and shareholder forums. It was noted that fees paid by an institutional account are for investment advisory services only. The Funds' shareholders are able to access the Adviser's investment expertise and a wide array of shareholder services for a $1,000 minimum investment. The Trustees noted that the Funds' advisory fees and expense ratios are reasonable to those of other funds with similar investment objectives and of similar asset size.

The Trustees reviewed the extent to which economies of scale were being realized as the Funds continue to grow. The Trustees considered whether fee levels reflected these economies of scales for the benefit of the Funds' investors. It was noted that asset growth in the Funds remains robust and that the advisory fees for the Ariel Fund and the Ariel Appreciation Fund had decreased each year over the past five years.

BOARD OF TRUSTEES

                                                      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE     POSITION(S) HELD WITH FUND  OF TIME SERVED               DURING PAST 5 YEARS      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
BERT N. MITCHELL, CPA     Independent Chairman of     Indefinite, until successor  Chairman and CEO         BJ's Wholesale Club,
200 East Randolph Dr.     the Board of Trustees,      elected                      Mitchell & Titus, LLP    Inc., SEEDCO (Structured
Suite 2900                Chairman of Executive                                    (certified public        Employment Economic
Chicago, IL 60601         Committee, Member of        Served as a Trustee since    accounting firm) since   Development Corporation)
Age: 66                   Management Contracts        1986 and Independent         1974
                          Committee                   Chairman since 1995

MARIO L. BAEZA, ESQ.      Trustee, Member of          Indefinite, until successor  Chairman and CEO, The    Air Products and
200 East Randolph Dr.     Management Contracts        elected                      Baeza Group, LLC and     Chemicals, Inc., Tommy
Suite 2900                and Governance                                           Baeza & Co., LLC         Hilfiger Corp., AusAm
Chicago, IL 60601         Committees                  Served as a Trustee since    (Hispanic-owned          Biotechnologies, Inc.,
Age: 54                                               1995                         investment firms) since  Urban America LLC,
                                                                                   1995; Chairman,          Channel Thirteen/WNET,
                                                                                   TCW/Latin, America       Hispanic Federation
                                                                                   Partners, LLC (private   Inc., NAACP Legal
                                                                                   equity capital firm)     Defense and Educational
                                                                                   since 1996 (CEO          Fund, U.S. Committee for
                                                                                   1996-2003)               the United Nations
                                                                                                            Population Fund

JAMES W. COMPTON          Trustee, Chairman of        Indefinite, until successor  President and CEO,       Seaway National Bank of
200 East Randolph Dr.     Governance Committee,       elected                      Chicago Urban League     Chicago, The Field
Suite 2900                Member of Audit Committee                                (non-profit, civil       Museum, DePaul
Chicago, IL 60601                                     Served as a Trustee since    rights and community-    University, The Big
Age: 66                                               1997                         based organization)      Shoulders Fund
                                                                                   since 1978

WILLIAM C. DIETRICH, CPA  Trustee, Chairman of Audit  Indefinite, until successor  Co-Executive Director,
200 East Randolph Dr.     Committee,                  elected                      Shalem Institute for
Suite 2900                Member of Executive                                      Spiritual Formation,
Chicago, IL 60601         Committee                   Served as a Trustee since    Inc. (ecumenical
Age: 55                                               1986                         educational institute),
                                                                                   since 2001; Independent
                                                                                   financial consultant,
                                                                                   2000 to 2001; Director
                                                                                   of Finance &
                                                                                   Administration,
                                                                                   Streamline.com,
                                                                                   Inc.--Washington
                                                                                   Division and Vice
                                                                                   President, Division
                                                                                   Controller, Streamline
                                                                                   Mid-Atlantic, Inc.
                                                                                   (computerized shopping
                                                                                   service), 1997 to 2000

ROYCE N. FLIPPIN, JR.     Trustee, Member of          Indefinite, until successor  President of Flippin     EVCI Career Colleges
200 East Randolph Dr.     Management Contracts and    elected                      Associates (consulting   Holding Corp.,
Suite 2900                Governance Committees                                    firm) since 1992;        TerraCycle, Inc.,
Chicago, IL 60601                                     Served as a Trustee since    Director of Program      Lakewood Preparatory
Age: 70                                               1986                         Advancement,             School, Princeton Club
                                                                                   Massachusetts Institute  of New York
                                                                                   of Technology, 1992 to
                                                                                   1999

Note: Number of portfolios in complex overseen by all Trustees is three.

                                                      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE     POSITION(S) HELD WITH FUND  OF TIME SERVED               DURING PAST 5 YEARS      BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. GUFFEY, JR.       Trustee, Chairman of        Indefinite, until successor  President, Aurora        Calvert Social
200 East Randolph Dr.     Management Contracts        elected                      Press, Inc. (publisher   Investment Foundation,
Suite 2900                Committee, Member of Audit                               of trade paperback       Calvert Group of Funds,
Chicago, IL 60601         Committee                   Served as a Trustee since    books) since 2003;       except for Calvert
Age: 56                                               1986                         Treasurer and Director,  Variable Series and
                                                                                   Silby, Guffey and Co.,   Calvert Impact Fund
                                                                                   Inc. (venture capital
                                                                                   firm) 1988 to 2003

MELLODY L. HOBSON         Trustee and President,      Indefinite, until successor  President, Ariel         DreamWorks Animation
200 East Randolph Dr.     Member of Executive         elected                      Capital Management, LLC  SKG, Inc., The Estee
Suite 2900                Committee                                                since 2000; Senior Vice  Lauder Companies Inc.,
Chicago, IL 60601                                     Served as a Trustee since    President and Director   Starbucks Corporation,
Age: 35                                               1993                         of Marketing, 1994-2000  Tellabs, Inc., Sundance
                                                                                                            Institute, Chicago
                                                                                                            Public Education Fund,
                                                                                                            Chicago Public Library
                                                                                                            and its Foundation, The
                                                                                                            Field Museum, Princeton
                                                                                                            University

CHRISTOPHER G. KENNEDY    Trustee, Member of Audit    Indefinite, until successor  President, Merchandise   Interface Inc., Center
200 East Randolph Dr.     Committee                   elected                      Mart Properties, Inc.    for Disability and Elder
Suite 2900                                                                         (real estate management  Law, Heartland Alliance,
Chicago, IL 60601                                     Served as a Trustee since    firm) since 2000;        Rehabilitation Institute
Age: 41                                               1995                         Executive Officer,       of Chicago, Illinois
                                                                                   Vornado Realty Trust     Council on Economic
                                                                                   (publicly traded real    Education, Children's
                                                                                   estate investment        Memorial Hospital,
                                                                                   trust) since 2000        Greater Chicago Food
                                                                                                            Depository, Catholic
                                                                                                            Charities of Chicago

MERRILLYN J. KOSIER       Trustee and Vice President  Indefinite, until            Executive Vice           Loyola University
200 East Randolph Dr.                                 successor elected            President and Director   Chicago Advisory Board
Suite 2900                                                                         of Mutual Fund
Chicago, IL 60601                                     Served as a Trustee          Marketing and Investor
Age: 45                                               since 2003                   Services, Ariel Capital
                                                                                   Management, LLC since
                                                                                   1999

JOHN W. ROGERS, JR.       Trustee                     Indefinite, until            Chairman, Chief          Aon Corporation, Bally
200 East Randolph Dr.                                 successor elected            Executive Officer and    Total Fitness Holding
Suite 2900                                                                         Chief Investment         Corp., McDonald's
Chicago, IL 60601                                     Served as a Trustee          Officer, Ariel Capital   Corporation, Exelon
Age: 47                                               1986-1993 and                Management, LLC;         Corporation, Chicago
                                                      since 2000                   Portfolio Manager,       Urban League, John S.
                                                                                   Ariel Fund and Ariel     and James L. Knight
                                                                                   Appreciation Fund        Foundation

Note: Number of portfolios in complex overseen by all Trustees is three.

OFFICERS

                                                      TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)  OTHER DIRECTORSHIPS HELD
NAME, ADDRESS AND AGE     POSITION(S) HELD WITH FUND  OF TIME SERVED               DURING PAST 5 YEARS      BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
JAMES W. ATKINSON         Vice President and          Indefinite, until successor  Executive Vice           Financial Executives
200 East Randolph Dr.     Treasurer                   elected                      President and Chief      International, La Rabida
Suite 2900                                                                         Financial Officer,       Children's Hospital, La
Chicago, IL 60601                                     Served as Vice President     Ariel Capital            Rabida Foundation
Age: 54                                               and Treasurer since 1995     Management, LLC

MELLODY L. HOBSON         Trustee and President       Indefinite, until successor  President, Ariel         DreamWorks Animation
200 East Randolph Dr.                                 elected                      Capital Management, LLC  SKG, Inc., The Estee
Suite 2900                                                                         since 2000; Senior Vice  Lauder Companies Inc.,
Chicago, IL 60601                                     Served as a Trustee since    President and Director   Starbucks Corporation,
Age: 35                                               1993 and President since     of Marketing, 1994-2000  Tellabs, Inc., Sundance
                                                      2000                                                  Institute, Chicago
                                                                                                            Public Education Fund,
                                                                                                            Chicago Public Library
                                                                                                            and its Foundation, The
                                                                                                            Field Museum, Princeton
                                                                                                            University

MERRILLYN J. KOSIER       Trustee and Vice President  Indefinite, until successor  Executive Vice           Loyola University
200 East Randolph Dr.                                 elected                      President and Director   Chicago Advisory Board
Suite 2900                                                                         of Mutual Fund
Chicago, IL 60601                                     Served as a Trustee since    Marketing and Investor
Age: 45                                               2003 and Vice President      Services, Ariel Capital
                                                      since 1999                   Management, LLC since
                                                                                   1999

ERIK D. OJALA             Vice President and          Indefinite, until successor  Vice President,          Auxiliary Board of
200 East Randolph Dr.     Secretary                   elected                      Assistant General        Directors, Midtown
Suite 2900                                                                         Counsel, Ariel Capital   Educational Foundation
Chicago, IL 60601                                     Served as Vice President     Management, LLC
Age: 30                                               since 2003; Secretary        (Compliance Officer,
                                                      since 2004                   Ariel Capital
                                                                                   Management, LLC
                                                                                   2003-2004); Attorney,
                                                                                   D'Ancona & Pflaum LLC
                                                                                   and Seyfarth Shaw LLP,
                                                                                   as successor thereto,
                                                                                   2000 to 2003

SHELDON R. STEIN          Vice President              Indefinite, until successor  Vice President, General
200 East Randolph Dr.                                 elected                      Counsel, Ariel Capital
Suite 2900                                                                         Management, LLC; Of
Chicago, IL 60601                                     Served as Vice President     Counsel, D'Ancona &
Age: 76                                               since 2002                   Pflaum LLC and Seyfarth
                                                                                   Shaw LLP, as successor
                                                                                   thereto, since 2001;
                                                                                   Prior to 2001, Member,
                                                                                   D'Ancona & Pflaum, LLC

ANITA M. ZAGRODNIK        Vice President, Assistant   Indefinite, until successor  Vice President, Fund
200 East Randolph Dr.     Secretary, Assistant        elected                      Administration, Ariel
Suite 2900                Treasurer, & Chief                                       Capital Management,
Chicago, IL 60601         Compliance Officer          Served as Vice President,    LLC; Principal,
Age: 45                                               Assistant Secretary and      Ideassociates, LLC,
                                                      Assistant Treasurer          1999 to 2003
                                                      since 2002; Chief
                                                      Compliance Officer since
                                                      2004

Note: Number of portfolios in complex overseen by all Officers is three.3

The Ariel Mutual Funds' Statement of Additional Information (SAI) includes additional information about the Funds' Trustees and Officers. The SAI is available without charge by calling 800-292-7435 or logging on to our award-winning web site at arielmutualfunds.com.

[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. BOX 219121
Kansas City, Missouri 64121-9121
800-292-7435

arielmutualfunds.com                                                   TPI 05-05

ITEM 2. CODE OF ETHICS.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. The information required by this Item is only required in an annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant's first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:      /s/ Mellody L. Hobson
   --------------------------------------------------------------
         Mellody L. Hobson
         President and Principal Executive Officer

Date:    May 18, 2005
     ------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Mellody L. Hobson
   --------------------------------------------------------------
         Mellody L. Hobson
         President and Principal Executive Officer

Date:    May 18, 2005
     ------------------------------------------------------------


By:      /s/ James W. Atkinson
   --------------------------------------------------------------
         James W. Atkinson
         Executive Vice President and Principal Financial Officer

Date:    May 18, 2005
     ------------------------------------------------------------